UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Quarterly Report | May 31, 2015

2015 2nd Quarter Report
Closed-End Funds

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2015 2nd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders	2	TTP: Fund Focus	13
NDP: Fund Focus	4	TPZ: Fund Focus	16
TYG: Fund Focus	7	Financial Statements	19
NTG: Fund Focus	10	Notes to Financial Statements	48

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.45, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.1375, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. TTP estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP is paid back to you. A return of capital distribution does not necessarily reflect TTP’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$357
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$3,801
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,932
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$396
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$242

1 As of 6/30/2015
2 As of 5/31/2015

Tortoise Capital Advisors	1

Tortoise Capital Advisors
Second quarter 2015 report to closed-end fund stockholders

Dear fellow stockholders,

The broad energy sector seemed to find more balance during the second fiscal quarter ending May 31, 2015. The S&P Select Sector Energy® Index was essentially flat for the three- and six-month periods, returning -0.1% and -0.4%, respectively. Oil prices moved higher during the quarter, appearing to stabilize in May.

The second fiscal quarter started on an upbeat note for the broader market, with better-than-expected first quarter earnings reports and economic data showing strength in new home construction, improving employment and marginal economic growth. Though it ended essentially flat with equities performing slightly better than fixed-income securities, as the S&P 500® Index posted a 0.6% return and the Barclays U.S. Aggregate Bond Index, posted a -0.1% return.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil & Gas Producers IndexSM, returned -4.2% for the fiscal year-to-date, compared to -0.3% for the second fiscal quarter, reflecting what appears to be an improving environment in this segment of the energy value chain. Crude oil prices were less volatile in the second fiscal quarter than the first, opening the fiscal quarter at $49.76 per barrel, dropping to a quarter low of $43.46 on March 17, peaking at $60.93 on May 6, then closing the quarter at $60.30. With the Organization of Petroleum Exporting Countries (OPEC) expected to continue to produce at least its 30 million barrels per day (MMbbl/d) quota in order to maintain market share — a plan the organization confirmed at its June 5 meeting in Vienna — U.S. oil producers have reined in spending, reduced headcounts and idled rigs. However, production continues to benefit from improved efficiencies, and current U.S. production is at its highest level since the early 1970s, averaging 9.6 MMbbl/d in May.1 It is expected that production generally will decline during the second half of 2015 and into 2016 before resuming growth.

Natural gas rigs also declined during the fiscal quarter.2 Nonetheless, production and inventories remain robust, which we think should keep prices at relatively low levels throughout the remainder of 2015. Increasingly efficient drilling likely will support growing production despite low natural gas prices. The bulk of growth is expected to come from the Marcellus, as uncompleted wells are finished and new infrastructure comes online to deliver gas to markets in the Northeast and the Gulf Coast. U.S. natural gas net imports decreased 9% in 2014, continuing an eight-year downward trajectory, with net natural gas imports (imports minus exports) reaching the lowest level since 1987.1

For the week ending May 29, storage levels surpassed the five-year (2010-2014) level. The week’s injection of 132 billion cubic feet was the largest net injection in more than a decade.1 Natural gas prices opened the fiscal quarter at $2.75 per million thermal units (MMBtu) and peaked at $3.27 MMBtu on March 5 as colder weather ravaged |much of the nation, particularly the East Coast. Prices hit their low for the period at $2.48 on April 27 and then closed the fiscal quarter at $2.64 per MMBtu.

Midstream

Following a somewhat challenging first fiscal quarter, master limited partnerships (MLPs), as represented by the Tortoise MLP Index® posted a -0.3% return for the second fiscal quarter and -4.8% for fiscal year-to-date through May 31, 2015. Midstream MLPs dramatically outperformed upstream MLPs for the fiscal year to date, as investors continued to demonstrate their preference for midstream MLPs, which generally have less direct commodity price risk than their upstream counterparts.

Broader pipeline companies fared better than MLPs (which includes companies across the energy value chain) during the second fiscal quarter, as evidenced by the 1.1% return posted by the Tortoise North American Pipeline IndexSM. Even as rig counts have come down dramatically, North American production has continued to be strong, underscoring the sustained need for greater pipeline takeaway capacity. Investment within the segment remains strong, with new midstream projects placed in service during the second quarter and additional projects scheduled to commence later in 2015 and into 2016. Our projection for capital investment in MLP, pipeline and related organic growth projects from 2015 through 2017 remains strong at approximately $160 billion.

Downstream

Low oil prices have benefited refineries, reducing their costs and increasing demand for refined products, such as gasoline and diesel fuel. Meanwhile, continued strong natural gas production is supporting the rapid expansion of petrochemical companies that use natural gas as a feedstock to make many household products. Over the last three years the Environmental Protection Agency and state agencies have issued draft or final permits to build or expand more than 100 oil, gas or chemical facilities along the Gulf Coast, with a dozen more applications pending.³ Inexpensive, abundant natural gas also is driving new construction of fertilizer plants in various sections of the country.

(unaudited) 2	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Capital markets

Capital markets remained supportive during the period, continuing to demonstrate their confidence in companies across the energy value chain. Total E&P capital raised was nearly $21 billion, with nearly $9 billion of that in equity. Capital markets also remained supportive for MLPs, which raised approximately $7 billion in equity and more than $11 billion in debt. Other pipeline companies added approximately $1.5 billion each in both debt and equity offerings. Power companies in the downstream segment raised more than $17 billion total capital for the fiscal quarter.

There were three MLP initial public offerings (IPOs) (including a supplier of wood pellets used for power generation; one of the largest owners of oil and gas mineral interests in the U.S.; and an owner of natural gas pipelines) and one C-corporation pipeline IPO during the second fiscal quarter, together totaling approximately $2.4 billion. Merger and acquisition activity was also healthy during the second fiscal quarter, although less robust than in the first fiscal quarter, with MLP and pipeline transactions totaling approximately $25 billion.

Concluding thoughts

Despite some current headwinds, we continue to believe the North American energy sector presents long-term investment opportunities. It appears that oil prices have somewhat stabilized as compared to the volatility experienced earlier in the year, and we believe the second half of 2015 will bring a more balanced supply/demand equation, supporting higher crude oil prices over time.

Sincerely,

The Managing Directors at
Tortoise Capital Advisors, L.L.C.

The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500® index is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index®, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream IndexSM is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices.

The indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and, these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

It is not possible to invest directly in an index.

Performance data quoted represents past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

[1]	Energy Information Administration, June 2015
[2]	Baker Hughes, June 2015
[3]	Environmental Integrity Project, December 2014

(unaudited) Tortoise Capital Advisors	3

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP is a closed-end fund that invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs. NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders.

Fund performance review

The fund’s market-based and NAV-based total returns for the second fiscal quarter ending May 31, 2015 were -6.3% and -0.1%, respectively (including the reinvestment of distributions), compared to the Tortoise North American Oil and Gas Producers IndexSM, which returned -0.3%. Though negative, the fund’s performance reflects a relatively improved market backdrop as oil prices appeared to have somewhat stabilized. The discount of the fund’s stock price relative to its NAV widened during the quarter, ending at -9.9%.

2nd fiscal quarter performance highlights
Market-based total return	(6.3)%
NAV-based total return	(0.1)%
Premium (discount) to NAV (as of 5/31/2015)	(9.9)%
Distributions paid per share	$0.4375
Distribution rate (as of 5/31/2015)	9.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the second fiscal quarter.

●	The fund’s strategic focus on crude oil and natural gas producers in premier basins, particularly the Marcellus for natural gas and the Permian for crude oil, contributed positively to the fund’s absolute and relative performance. An overweight exposure to the Mid-Continent region also helped in both absolute and relative terms.

●	Natural gas producers contributed more in absolute terms due to continued development in the Marcellus, although the fund’s larger exposure to liquids producers boosted relative performance, as gas prices moved lower and oil rebounded slightly during the quarter.

●	The fund’s holdings in midstream transporters of oil and gas had little effect on performance during the fiscal quarter, with the exception of refined product pipeline companies. Those refined pipeline companies with exposure to crude oil assets detracted the most due to market concern that slowing production may result in fewer pipeline projects.

●	The fund’s covered call strategy continued to generate current income. In higher-volatility environments, we typically extend the out-of-the-money percentage while seeking to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 65% of total assets, and their out-of-the-money percentage at the time written averaged approximately 9.2% during the quarter.

Index returns are pre-expenses and taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited) 4	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Leverage update

The fund’s leverage utilization increased slightly during 2nd quarter 2015. The fund utilizes all floating rate leverage that had an interest rate of 0.98% at May 31, 2015. Leverage represented 16.3% of total assets at quarter-end, slightly above the long-term target level of 15% of total assets. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”) or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 1.4% as compared to 1st quarter 2015. This was primarily due to an increase in net premiums on options written, offset by the impact of various portfolio trading and merger activity. Operating expenses, consisting primarily of fund advisory fees, increased slightly during the quarter due to increased asset-based fees. Total leverage costs rose slightly during the quarter, primarily due to increased leverage utilization. As a result of the changes in income and expenses, DCF increased by approximately 0.7% as compared to 1st quarter 2015.

We maintained our quarterly distribution of $0.4375 per share during 2nd quarter 2015. We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”) recognizes that a significant portion of the cash distributions received from our investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 2nd quarter 2015 (in thousands):

	2015 YTD	2nd Qtr 2015
Net investment loss	$(860)	$(552)
Adjustments to reconcile to DCF:
Net premiums on options written	10,573	5,354
Distributions characterized as
return of capital	2,094	1,121
Dividends paid in stock	515	259
DCF	$12,322	$6,182

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions, please visit our Web site at www.tortoiseadvisors.com.

(unaudited) Tortoise Capital Advisors	5

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014			2015
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$2,844	$2,949	$2,901	$1,882	$1,846
Dividends paid in stock	391	404	412	256	259
Net premiums on options written	4,425	4,316	4,148	5,219	5,354
Total from investments	7,660	7,669	7,461	7,357	7,459
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,138	1,216	1,074	916	969
Other operating expenses	171	168	158	160	160
	1,309	1,384	1,232	1,076	1,129
Distributable cash flow before leverage costs	6,351	6,285	6,229	6,281	6,330
Leverage costs(2)	150	151	144	141	148
Distributable Cash Flow(3)	$6,201	$6,134	$6,085	$6,140	$6,182
Net realized gain (loss) on investments and foreign currency
translation, for the period	$5,732	$20,857	$650	$(10,099)	$(4,028)
As a percent of average total assets(4)
Total from investments	6.34%	5.96%	6.90%	7.78%	7.64%
Operating expenses before leverage costs	1.08%	1.08%	1.14%	1.14%	1.16%
Distributable cash flow before leverage costs	5.26%	4.88%	5.76%	6.64%	6.48%
As a percent of average net assets(4)
Total from investments	7.26%	6.75%	7.57%	9.32%	9.10%
Operating expenses before leverage costs	1.24%	1.22%	1.25%	1.36%	1.38%
Leverage costs	0.14%	0.13%	0.15%	0.18%	0.18%
Distributable cash flow	5.88%	5.40%	6.17%	7.78%	7.54%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,350	$6,351	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	504,254	513,378	400,082	383,729	376,856
Average total assets during period(5)	479,402	510,328	433,686	383,526	387,144
Leverage(6)	60,600	58,600	56,200	61,200	61,400
Leverage as a percent of total assets	12.0%	11.4%	14.0%	15.9%	16.3%
Net unrealized appreciation (depreciation), end of period	107,413	105,653	(12,132)	(8,127)	(1,556)
Net assets, end of period	441,064	450,516	330,458	321,029	313,685
Average net assets during period(7)	418,875	450,971	395,268	319,994	325,287
Net asset value per common share	30.38	31.04	22.76	22.12	21.61
Market value per common share	26.78	27.32	21.29	21.25	19.47
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG is a closed-end fund that invests primarily in equity securities of master limited partnerships (“MLPs”) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products. TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

Fund performance review

The fund’s market-based and NAV-based total returns for the second fiscal quarter ending May 31, 2015 were -2.5% and -1.9%, respectively (including the reinvestment of distributions), compared to the Tortoise MLP Index®, which returned -0.3%. Though negative, the fund’s performance reflects a relatively improved market backdrop as oil prices appeared to have somewhat stabilized. Nonetheless, concern about rising interest rates and low oil prices continued to be headwinds for midstream MLPs. The discount of the fund’s stock price relative to its NAV widened during the quarter, ending at -7.1%.

2nd fiscal quarter performance highlights
Market-based total return	(2.5)%
NAV-based total return	(1.9)%
Premium (discount) to NAV (as of 5/31/2015)	(7.1)%
Distributions paid per share	$0.645
Distribution rate (as of 5/31/2015)	6.1%
Quarter-over-quarter distribution increase	0.8%
Year-over-year distribution increase	11.2%

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the second fiscal quarter.

●

Crude oil pipeline MLPs detracted the most from absolute performance during the fiscal quarter. Although crude oil pipeline MLPs were less negatively affected by falling oil prices earlier in the year than other segments of the energy value chain, they have also been slower to rebound due to market concern in the short term that slowing production may result in fewer pipeline projects. The fund’s overweight stake resulted in relative underperformance in this arena.

●

Refined product pipeline MLPs hurt absolute and relative performance. The names that retreated the most were those with exposure to crude oil pipeline assets, along with previously strong performers that pulled back during the fiscal quarter.

●	Natural gas pipeline MLPs restrained absolute and relative performance, despite the continuing need for additional pipeline infrastructure.
●

Gathering and processing MLPs helped in absolute terms. The top contributor in this group was Williams Partners, L.P., which became an acquisition candidate by Williams Companies in a deal valued at approximately $14 billion, news that was well received by the market. In June, Williams Companies announced a broader strategic review, putting the pending transaction in doubt, which tempered performance for Williams Partners, L.P. However, the fund’s stake in companies with NGL exposure hurt relative performance as NGL prices remained low.

●	The fund’s performance was once again helped by its midstream focus, which steered it away from upstream MLPs that continued to struggle in a low commodity price environment.

Index returns are pre-expenses and taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)
Tortoise Capital Advisors	7

Tortoise
Energy Infrastructure Corp. (TYG) (continued)

Leverage update

The fund increased leverage utilization by $13.8 million during the 2nd quarter 2015, with proceeds primarily used to fund additional portfolio investments. During the quarter, $110 million of debt with a fixed rate of 6.11% matured and was refinanced with a blend of fixed and floating rate debt at a lower all-in interest rate and certain interest rate swap contracts were terminated. Leverage represented 24.4% of total assets at May 31, 2015, slightly below the long-term target level of 25% of total assets. At quarter-end, including the impact of interest rate swaps, approximately 72% of the leverage cost was fixed, the weighted-average maturity was 5.9 years and the weighted-average annual rate on our leverage was 3.24%. These rates will vary in the future as a result of changing floating rates, utilization of our credit facilities and as our leverage and swaps mature or are redeemed.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 0.9% as compared to 1st quarter 2015 due to increased distribution rates on our investments that was more than offset by the impact of various portfolio trading and merger activity. Operating expenses, consisting primarily of fund advisory fees, increased slightly during the quarter due to more days in the period, even though asset levels declined. Overall leverage costs decreased during the quarter as the impact of refinancing activity more than offset the impact of the increase in total leverage outstanding.

As a result of the changes in income and expenses, DCF decreased approximately 1.3% as compared to 1st quarter 2015. We paid a quarterly distribution of $0.645 per share, which represents an increase of 0.8% over the prior quarter and an increase of 11.2% over the 2nd quarter 2014 distribution. A majority of the increased distribution rate over the prior year is due to the fund mergers that took place in 3rd quarter 2014 and served to reduce overall expenses in the combined entity.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. Non-recurring expenses related to the mergers are excluded from DCF. For 3rd quarter 2014, our DCF includes DCF from TYY and TYN for the portion of the quarter prior to the mergers (June 1, 2014 through June 22, 2014).

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 2nd quarter 2015 (in thousands):

	2015 YTD	2nd Qtr 2015
Net investment loss, before
income taxes	$(20,449)	$(7,600)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	86,192	40,312
Amortization of debt issuance costs	449	224
Interest rate swap expenses	(275)	(185)
DCF	$65,917	$32,751

Income taxes

During 2nd quarter 2015, the fund’s deferred tax liability decreased by $35 million to $912 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $101 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions and results, please visit our Web site at www.tortoiseadvisors.com.

(unaudited)
8	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014			2015
	Q2(1)	Q3(1)(2)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$27,464	$47,381	$50,595	$52,050	$51,585
Dividends paid in stock	1,479	2,040	576	—	—
Total from investments	28,943	49,421	51,171	52,050	51,585
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	5,774	10,257	10,145	9,350	9,545
Other operating expenses	365	533	476	493	511
	6,139	10,790	10,621	9,843	10,056
Distributable cash flow before leverage costs and current taxes	22,804	38,631	40,550	42,207	41,529
Leverage costs(3)	4,982	7,734	8,324	9,041	8,778
Current income tax expense(4)	—	—	—	—	—
Distributable Cash Flow(5)	$17,822	$30,897	$32,226	$33,166	$32,751

As a percent of average total assets(6)
Total from investments	4.73%	4.44%	4.57%	4.98%	4.94%
Operating expenses before leverage costs and current taxes	1.00%	0.97%	0.95%	0.94%	0.96%
Distributable cash flow before leverage costs and current taxes	3.73%	3.47%	3.62%	4.04%	3.98%
As a percent of average net assets(6)
Total from investments	8.43%	7.88%	8.30%	9.45%	9.34%
Operating expenses before leverage costs and current taxes	1.79%	1.72%	1.72%	1.79%	1.82%
Leverage costs and current taxes	1.45%	1.23%	1.35%	1.64%	1.59%
Distributable cash flow	5.19%	4.93%	5.23%	6.02%	5.93%

Selected Financial Information
Distributions paid on common stock	$16,730	$29,290	$29,530	$30,731	$30,971
Distributions paid on common stock per share	0.5800	0.6100	0.6150	0.6400	0.6450
Distribution coverage percentage for period(7)	106.5%	105.5%	109.1%	107.9%	105.7%
Net realized gain, net of income taxes, for the period	5,695	40,013	104,784	60,161	63,392
Total assets, end of period	2,579,795	4,603,361	4,375,596	4,204,687	4,102,516
Average total assets during period(8)	2,428,481	4,413,179	4,491,025	4,235,541	4,146,279
Leverage(9)	507,000	832,400	931,200	986,900	1,000,700
Leverage as a percent of total assets	19.7%	18.1%	21.3%	23.5%	24.4%
Net unrealized appreciation, end of period	907,206	1,095,415	804,600	665,363	561,565
Net assets, end of period	1,425,918	2,593,513	2,369,068	2,250,010	2,172,676
Average net assets during period(10)	1,361,662	2,489,611	2,473,220	2,234,865	2,191,147
Net asset value per common share	49.43	54.01	49.34	46.86	45.25
Market value per share	48.34	49.00	46.10	43.79	42.02
Shares outstanding (000’s)	28,844	48,017	48,017	48,017	48,017

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Includes amounts from Tortoise Energy Capital Corp. (“TYY”) and Tortoise North American Energy Corp. (“TYN”) for the period from June 1, 2014 through June 22, 2014.
(3)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(4)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(5)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock, amortization of debt issuance costs and non-recurring merger expenses; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(6)	Annualized for periods less than one full year.
(7)	Distributable Cash Flow divided by distributions paid.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(10)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
MLP Fund, Inc. (NTG)

Fund Description

NTG is a closed-end fund that focuses primarily on “midstream” energy infrastructure master limited partnerships (“MLPs”) that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (“NGLs”). NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions.

Fund performance review

The fund’s market-based and NAV-based total returns for the second fiscal quarter ending May 31, 2015 were -5.6% and -1.4%, respectively (including the reinvestment of distributions), compared to the Tortoise MLP IndexSM, which returned -0.3%. Although oil prices appear to have somewhat stabilized, natural gas prices moved lower during the quarter, restraining the fund’s performance given its larger allocation to natural gas pipeline MLPs. The discount of the fund’s stock price relative to its NAV widened during the quarter, ending at -10.1%.

2nd fiscal quarter performance highlights
Market-based total return	(5.6)%
NAV-based total return	(1.4)%
Premium (discount) to NAV (as of 5/31/2015)	(10.1)%
Distributions paid per share	$0.4225
Distribution rate (as of 5/31/2015)	7.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.3%

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the second fiscal quarter.

●

The fund’s focus on natural gas pipeline MLPs hurt performance, as they were the greatest detractors from both absolute and relative results, despite the continuing need for additional pipeline infrastructure.

●

Crude oil pipeline MLPs also detracted from absolute performance during the fiscal quarter. Although crude oil pipeline MLPs were less negatively affected by falling oil prices earlier in the year than other segments of the energy value chain, they also have been slower to rebound due to market concern in the short term that slowing production may result in fewer pipeline projects. The fund’s underweight exposure helped relative performance.

●

Refined product pipeline MLPs detracted from absolute and relative performance. The names that retreated the most were those with crude oil pipeline assets, along with previously strong performers that pulled back during the fiscal quarter.

●

Gathering and processing MLPs helped in absolute terms. The top contributor in this group (and among the fund’s largest holdings) was Williams Partners, L.P., which became an acquisition candidate by Williams Companies in a deal valued at approximately $14 billion, news that was well received by the market. In June, Williams Companies announced a broader strategic review, putting the pending transaction in doubt, which tempered performance for Williams Partners, L.P. However, the fund’s stake in companies with NGL exposure hurt relative performance.

●	The fund’s performance was once again helped by its midstream focus, which steered it away from upstream MLPs that continued to struggle in a low commodity price environment.

Note: Effective June 25, 2015, NTG will modify its non-fundamental investment policy that reduces the minimum amount it invests in equity securities of natural gas infrastructure MLPs from at least 70% of its total assets to at least 50%. This change is intended to provide more flexibility, broaden the portfolio’s diversification and total return potential. NTG will continue to seek to provide stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure MLPs and their affiliates. Under normal circumstances, NTG will continue to invest at least 80% of total assets in equity securities of MLPs in the energy infrastructure sector.

Index returns are pre-expenses and taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)
10	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Leverage update

The fund increased leverage utilization during 2nd quarter 2015 by $6.8 million, with proceeds primarily used to fund additional portfolio investments. Leverage represented 24.5% of total assets at May 31, 2015, slightly below the long-term target level of 25% of total assets. Approximately 65% of the leverage cost was fixed, the weighted-average maturity was 3.0 years and the weighted-average annual rate on our leverage was 3.13%. These rates will vary in the future as a result of changing floating rates, utilization of our credit facility and as our leverage matures or is redeemed.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments, less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 3.3% as compared to 1st quarter 2015 due to increased distribution rates on our investments that was more than offset by the impact of various portfolio trading and merger activity. Operating expenses, consisting primarily of fund advisory fees, increased slightly during the quarter due to more days in the period, even though asset levels declined. Leverage costs rose slightly along with a small increase in average leverage outstanding as compared to the 1st quarter 2015.

As a result of the changes in income and expenses, DCF decreased approximately 5.2% as compared to 1st quarter 2015. We paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and an increase of 0.3% over the 2nd quarter 2014 distribution.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 2nd quarter 2015 (in thousands):

	2015 YTD	2nd Qtr 2015
Net investment income (loss),
before income taxes	$(7,286)	$1,413
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	46,036	17,442
Amortization of debt issuance costs	190	96
DCF	$38,940	$18,951

Income taxes

During 2nd quarter 2015, the fund’s deferred tax liability decreased by $13 million to $304 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $41 million during the quarter. As of November 30, 2014, the fund had net operating losses of $166 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions and results, please visit our Web site at www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	11

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014			2015
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$27,013	$27,704	$28,355	$29,074	$28,125
Dividends paid in stock	967	992	571	—	—
Total from investments	27,980	28,696	28,926	29,074	28,125
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	4,516	5,018	4,995	4,679	4,739
Other operating expenses	348	345	343	356	357
	4,864	5,363	5,338	5,035	5,096
Distributable cash flow before leverage costs and current taxes	23,116	23,333	23,588	24,039	23,029
Leverage costs(2)	3,680	3,977	4,030	4,050	4,078
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,436	$19,356	$19,558	$19,989	$18,951

As a percent of average total assets(5)
Total from investments	5.25%	4.84%	4.89%	5.38%	5.28%
Operating expenses before leverage costs and current taxes	0.91%	0.90%	0.90%	0.93%	0.96%
Distributable cash flow before leverage costs and current taxes	4.34%	3.94%	3.99%	4.45%	4.32%
As a percent of average net assets(5)
Total from investments	8.10%	7.69%	7.92%	8.91%	8.72%
Operating expenses before leverage costs and current taxes	1.41%	1.44%	1.46%	1.54%	1.58%
Leverage costs and current taxes	1.07%	1.07%	1.10%	1.24%	1.26%
Distributable cash flow	5.62%	5.18%	5.36%	6.13%	5.88%

Selected Financial Information
Distributions paid on common stock	$19,799	$19,799	$19,798	$19,858	$19,857
Distributions paid on common stock per share	0.42125	0.42125	0.42125	0.42250	0.42250
Distribution coverage percentage for period(6)	98.2%	97.8%	98.8%	100.7%	95.4%
Net realized gain, net of income taxes, for the period	7,781	20,965	47,152	20,232	25,818
Total assets, end of period	2,254,379	2,463,737	2,282,922	2,140,619	2,092,962
Average total assets during period(7)	2,113,784	2,353,725	2,374,755	2,190,648	2,112,176
Leverage(8)	491,000	491,700	506,900	505,900	512,700
Leverage as a percent of total assets	21.8%	20.0%	22.2%	23.6%	24.5%
Net unrealized appreciation, end of period	564,007	692,312	534,591	448,351	400,459
Net assets, end of period	1,415,146	1,538,456	1,401,926	1,310,199	1,268,819
Average net assets during period(9)	1,370,204	1,479,602	1,465,610	1,323,553	1,279,060
Net asset value per common share	30.11	32.73	29.83	27.88	27.00
Market value per common share	28.43	29.69	27.97	26.16	24.26
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP is a closed-end fund that invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (“NGLs”), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies. TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders.

Fund performance review

The fund’s market-based and NAV-based total returns for the second fiscal quarter ending May 31, 2015 were -3.7% and 0.5%, respectively (including the reinvestment of distributions), compared to the Tortoise North American Pipeline IndexSM, which returned 1.1%. This performance reflects a relatively improved market backdrop as oil prices appeared to have somewhat stabilized, although concerns about rising interest rates and the low price of oil continued to be headwinds for the fund during the period. The discount of the fund’s stock price relative to its NAV widened during the quarter, ending at -13.8%.

2nd fiscal quarter performance highlights
Market-based total return	(3.7)%
NAV-based total return	0.5%
Premium (discount) to NAV (as of 5/31/2015)	(13.8)%
Distributions paid per share	$0.45
Distribution rate (as of 5/31/2015)	6.5%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.4%

Please refer to the inside front cover of this report for important information about the fund’s distribution policy.

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the second fiscal quarter.

●

Crude oil pipeline holdings detracted from both absolute and relative performance during the fiscal quarter. Although crude oil pipeline companies were less negatively affected by falling oil prices earlier in the year than other segments of the energy value chain, they also have been slower to rebound due to market concern in the short term that slowing production may result in fewer pipeline projects.

●

Refined product pipeline holdings also detracted from absolute and relative performance. The names that detracted the most were those that had exposure to crude oil pipeline assets, along with previously strong performers that pulled back during the fiscal quarter.

●

Exposure to natural gas pipeline companies added the most to absolute performance and also helped relative results due to the continuing need for additional pipeline takeaway capacity, particularly out of the Northeast, where needs are most critical.

●

Gathering and processing companies helped in absolute terms. The top contributor in this group was Williams Companies, which announced its intended acquisition of Williams Partners, L.P. in a deal valued at approximately $14 billion, which was well received by the market. In June, Williams Companies announced a broader strategic review, putting the pending transaction in doubt, further boosting performance for Williams Companies. However, the fund’s overweight stake in companies with NGL exposure hurt relative performance as NGL prices remained low.

●

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In higher volatility environments, we typically extend the out-of-the-money and try to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 10% of total assets, and their out-of-the-money percentage at the time written averaged approximately 8.2% during the quarter.

Index returns are pre-expenses and taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Leverage update

The fund decreased overall leverage utilization during 2nd quarter 2015 by $0.9 million. Leverage represented 21.5% of total assets at May 31, 2015, below the long-term target level of 25% of total assets. Approximately 49% of the leverage cost was fixed, the weighted-average maturity was 3.6 years and the weighted-average annual rate on our leverage was 2.68%. These rates will vary in the future as a result of changing floating rates, utilization of our credit facility and as our leverage matures or is redeemed.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which we invest, and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 2.1% as compared to 1st quarter 2015, primarily due to lower net premiums on options written which was slightly offset by higher distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, increased during the quarter due to a reduction in the advisory fee waiver that took place during the prior quarter and increased asset-based fees. Leverage costs increased slightly during the quarter due to more days in the period, although refinancing activity that took place during the prior quarter lowered the fund’s weighted-average leverage cost. As a result of the changes in income and expenses, DCF declined by approximately 4.5% as compared to 1st quarter 2015. In addition, the fund had net realized gains on investments of $1.7 million during 2nd quarter 2015.

We paid a quarterly distribution of $0.45 per share, which was equal to the regular distribution paid in the prior quarter and represents an increase of 10.4% over the prior year. We expect that the payment of increased quarterly distributions will cover the majority of our required annual distributions of net investment company taxable income and net realized gains for income and excise tax purposes, although an additional payment may be made in the last calendar quarter of the year to cover any remaining required minimum distribution amounts and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 2nd quarter 2015 (in thousands):

	2015 YTD	2nd Qtr 2015
Net investment income	$1,385	$730
Adjustments to reconcile to DCF:
Net premiums on options written	2,638	1,242
Distributions characterized as
return of capital	2,619	1,263
Dividends paid in stock	632	318
Amortization of debt issuance costs	40	20
DCF	$7,314	$3,573

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions, please visit our Web site at www.tortoiseadvisors.com.

(unaudited)
14	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014			2015
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,384	$3,450	$3,627	$3,828	$3,862
Dividends paid in stock	681	682	622	314	318
Net premiums on options written	1,685	1,496	1,467	1,396	1,242
Total from investments	5,750	5,628	5,716	5,538	5,422
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,032	1,148	1,111	1,008	1,055
Other operating expenses	162	164	166	169	172
	1,194	1,312	1,277	1,177	1,227
Distributable cash flow before leverage costs	4,556	4,316	4,439	4,361	4,195
Leverage costs(2)	643	643	644	620	622
Distributable Cash Flow(3)	$3,913	$3,673	$3,795	$3,741	$3,573

Net realized gain on investments and foreign currency
translation, for the period	$3,664	$2,924	$11,408	$6,287	$1,729
As a percent of average total assets(4)
Total from investments	5.26%	4.64%	4.84%	5.29%	5.11%
Operating expenses before leverage costs	1.09%	1.08%	1.08%	1.12%	1.16%
Distributable cash flow before leverage costs	4.17%	3.56%	3.76%	4.17%	3.95%
As a percent of average net assets(4)
Total from investments	6.64%	5.71%	6.04%	6.85%	6.51%
Operating expenses before leverage costs	1.38%	1.33%	1.35%	1.46%	1.47%
Leverage costs	0.74%	0.65%	0.68%	0.77%	0.75%
Distributable cash flow	4.52%	3.73%	4.01%	4.62%	4.29%

Selected Financial Information
Distributions paid on common stock(5)	$4,082	$4,081	$4,082	$6,010	$4,507
Distributions paid on common stock per share(5)	0.4075	0.4075	0.4075	0.6000	0.4500
Total assets, end of period	456,893	503,048	443,581	419,182	417,589
Average total assets during period(6)	433,489	481,017	473,470	424,669	420,576
Leverage(7)	90,000	89,600	91,000	90,800	89,900
Leverage as a percent of total assets	19.7%	17.8%	20.5%	21.7%	21.5%
Net unrealized appreciation, end of period	128,774	178,087	109,930	83,027	82,054
Net assets, end of period	363,949	410,405	350,975	326,152	322,215
Average net assets during period(8)	343,389	390,977	379,709	327,723	330,279
Net asset value per common share	36.34	40.97	35.04	32.56	32.17
Market value per common share	32.95	36.46	32.50	29.28	27.72
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $0.15 per share distribution paid to meet the required distribution amount for 2014, in addition to the regular quarterly distribution of $0.45 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ is a closed-end fund that seeks to invest in fixed-income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles. TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation.

Fund performance review

The fund’s market-based and NAV-based total returns for the second fiscal quarter ending May 31, 2015 were 3.1% and 1.8%, respectively (including the reinvestment of distributions), compared to the performance of the TPZ Benchmark Composite*, which returned -0.7%. Although some headwinds remain, this positive performance reflects a relatively improved market backdrop as oil prices appeared to have stabilized during the quarter and the fund’s fixed income and power company holdings also helped performance during a volatile market. The discount of the fund’s stock price relative to its NAV narrowed during the quarter, ending at -8.3%.

2nd fiscal quarter performance highlights
Market-based total return	3.1%
NAV-based total return	1.8%
Premium (discount) to NAV (as of 5/31/2015)	(8.3)%
Monthly distributions paid per share	$0.1375
Distribution rate (as of 5/31/2015)	6.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.0%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the second fiscal quarter.

●	The fund’s equity holdings performed better than its fixed income holdings due to concerns about rising interest rates.
●

Power companies, particularly YieldCos (utility and power companies with a high yield and visible growth component) added the most to performance during the quarter due to increased demand for renewable power sources, particularly in wind and solar.

●	Natural gas pipeline companies continued to benefit from the need for additional pipeline takeaway capacity, particularly out of the Northeast, where needs are the most critical.
●

Gathering and processing companies helped in absolute terms. The biggest factor driving performance for holdings in this group was the market’s assumption that Williams Companies’ intended acquisition of Williams Partners L.P. should result in the debt being rated as investment grade. In June, Williams Companies announced a broader strategic review, putting the pending transaction in doubt, further boosting performance for Williams Companies.

●

Crude oil pipeline MLPs detracted from absolute performance during the quarter. Although pipeline companies were less negatively affected by falling oil prices earlier in the year than other segments of the energy value chain, they have also been slower to rebound due to market concern in the short term that slowing production may result in fewer pipeline projects.

Index returns are pre-expenses and taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

16	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Leverage update

The fund increased leverage utilization during 2nd quarter 2015 by $0.8 million. Leverage represented 19.8% of total assets at May 31, 2015, slightly below the long-term target level of 20% of total assets. Including the impact of interest rate swaps, about 52% of the leverage cost was fixed, the weighted-average maturity was 2.0 years and the weighted-average annual rate on our leverage was 1.71%. These rates will vary in the future as a result of changing floating rates and as our swaps mature or are redeemed.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased 1.2% as compared to 1st quarter 2015 due to increased distribution rates on our investments which was more than offset by the impact of various portfolio trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased during the quarter due primarily due to higher asset-based fees. Total leverage costs increased as a result of increased leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 3.6% as compared to 1st quarter 2015. In addition, the fund had net realized gains on investments of $4.5 million during 2nd quarter 2015.

We paid monthly distributions of $0.1375 per share during 2nd quarter 2015, an increase of 10.0% over the monthly distributions paid in the prior quarter. Our Board of Directors has declared monthly distributions of $0.1375 per share to be paid during 3rd quarter 2015. We expect that the payment of increased monthly distributions will cover the majority of our required annual distributions of net investment company taxable income and net realized gains for income and excise tax purposes, although an additional payment may be made in the last calendar quarter of the year to cover any remaining required minimum distribution amounts and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 2nd quarter 2015 (in thousands):

	2015 YTD	2nd Qtr 2015
Net investment income	$3,444	$1,905
Adjustments to reconcile to DCF:
Dividends paid in stock	502	223
Distributions characterized as
return of capital	980	291
Interest rate swap expenses	(188)	(94)
Change in amortization methodology	116	58
DCF	$4,854	$2,383

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions, please visit our Web site at www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014			2015
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$2,057	$2,043	$2,107	$1,987	$1,966
Distributions and dividends from investments,
net of foreign taxes withheld	833	782	918	1,121	1,156
Dividends paid in stock	620	564	497	279	223
Total from investments	3,510	3,389	3,522	3,387	3,345
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	545	579	581	571	604
Other operating expenses	136	131	132	140	141
	681	710	713	711	745
Distributable cash flow before leverage costs	2,829	2,679	2,809	2,676	2,600
Leverage costs(2)	191	194	192	205	217
Distributable Cash Flow(3)	$2,638	$2,485	$2,617	$2,471	$2,383

Net realized gain on investments and foreign currency
translation, for the period	$13	$8,061	$4,549	$6,890	$4,470
As a percent of average total assets(4)
Total from investments	5.78%	5.24%	5.43%	5.42%	5.23%
Operating expenses before leverage costs	1.12%	1.10%	1.10%	1.14%	1.16%
Distributable cash flow before leverage costs	4.66%	4.14%	4.33%	4.28%	4.07%
As a percent of average net assets(4)
Total from investments	6.87%	6.20%	6.45%	6.78%	6.54%
Operating expenses before leverage costs	1.33%	1.30%	1.31%	1.42%	1.46%
Leverage costs	0.37%	0.35%	0.35%	0.41%	0.42%
Distributable cash flow	5.17%	4.55%	4.79%	4.95%	4.66%

Selected Financial Information
Distributions paid on common stock(5)	$2,607	$2,606	$2,607	$11,296	$2,867
Distributions paid on common stock per share(5)	0.3750	0.3750	0.3750	1.6250	0.4125
Total assets, end of period	247,186	266,208	259,361	253,071	254,507
Average total assets during period(6)	241,067	256,362	260,127	253,464	253,728
Leverage(7)	37,900	39,400	42,400	49,600	50,400
Leverage as a percent of total assets	15.3%	14.8%	16.3%	19.6%	19.8%
Net unrealized appreciation, end of period	75,935	86,880	73,587	63,150	60,294
Net assets, end of period	208,421	226,025	216,048	202,647	203,208
Average net assets during period(8)	202,603	216,927	219,134	202,470	202,765
Net asset value per common share	29.98	32.52	31.08	29.15	29.23
Market value per common share	27.44	29.62	26.90	26.40	26.80
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $1.25 per share distribution paid to meet the required distribution amount for 2014 in addition to regular monthly distributions that totaled $0.375 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

NDP Schedule of Investments (unaudited)
May 31, 2015

	Shares	Fair Value
Common Stock — 89.8%(1)
Crude/Refined Products Pipelines — 0.8%(1)
United States — 0.8%(1)
Plains GP Holdings, L.P.	91,716	$2,564,379
Natural Gas/Natural Gas Liquids Pipelines — 0.0%(1)
United States — 0.0%(1)
Kinder Morgan, Inc.	2	83
Oil and Gas Production — 89.0%(1)
Canada — 7.9%(1)
ARC Resources LTD.	334,600	6,129,132
Cenovus Energy Inc.	153,200	2,526,268
Encana Corporation	275,100	3,482,766
Enerplus Corporation	275,800	2,655,954
Penn West Petroleum Ltd.	6,400	12,544
Suncor Energy Inc.(2)(3)	347,800	10,166,194
The Netherlands — 2.2%(1)
Royal Dutch Shell plc (ADR)	114,500	6,837,940
United Kingdom — 1.3%(1)
BP p.l.c. (ADR)	96,400	3,996,744
United States — 77.6%(1)
Anadarko Petroleum Corporation(2)(3)	325,300	27,198,333
Antero Resources Corporation(2)(3)(4)	146,610	5,865,866
Cabot Oil & Gas Corporation(3)	141,900	4,818,924
Carrizo Oil & Gas, Inc.(2)(3)(4)	197,100	9,886,536
Chesapeake Energy Corporation(2)(3)	212,200	2,994,142
Cimarex Energy Co.(2)(3)	82,473	9,526,456
Concho Resources Inc.(2)(3)(4)	107,243	12,901,333
Continental Resources, Inc.(2)(3)(4)	57,300	2,610,588
Devon Energy Corporation(2)(3)	119,400	7,787,268
Diamondback Energy, Inc.(2)(3)(4)	63,400	4,933,154
Energen Corporation(2)(3)	76,700	5,307,640
EOG Resources, Inc.(2)(3)	363,300	32,221,077
EP Energy Corporation(4)	142,700	1,876,505
EQT Corporation(2)(3)	238,006	20,247,170
Hess Corporation(2)(3)	32,793	2,214,183
Laredo Petroleum, Inc.(2)(3)(4)	194,540	2,649,635
Marathon Oil Corporation(2)(3)	423,000	11,501,370
Newfield Exploration Company(2)(3)(4)	261,588	9,890,642
Noble Energy, Inc.(2)(3)	205,000	8,974,900
Occidental Petroleum Corporation(2)(3)	186,100	14,551,159
Pioneer Natural Resources Company(2)(3)	186,215	27,528,164
Range Resources Corporation(2)(3)	197,400	10,937,934
RSP Permian, Inc.(4)	110,556	3,148,635
Whiting Petroleum Corporation(2)(3)(4)	115,227	3,801,339
		279,180,495
Total Common Stock
(Cost $306,347,798)		281,744,957
Master Limited Partnerships and
Related Companies — 30.2%(1)
Crude/Refined Products Pipelines — 18.1%(1)
United States — 18.1%(1)
Buckeye Partners, L.P.	49,673	3,841,213
Enbridge Energy Management, L.L.C.(5)	462,080	16,699,556
Magellan Midstream Partners, L.P.	92,000	7,334,240
MPLX LP	99,026	7,228,898
Phillips 66 Partners LP	53,277	3,875,369
Plains All American Pipeline, L.P.	179,229	8,414,802
Rose Rock Midstream, L.P.	32,489	1,646,218
Shell Midstream Partners, L.P.	30,756	1,380,944
Shell Midstream Partners, L.P.(6)	21,139	902,847
Tesoro Logistics LP	70,281	4,062,945
Valero Energy Partners LP	26,106	1,336,888
		56,723,920
Natural Gas/Natural Gas Liquids Pipelines — 6.2%(1)
United States — 6.2%(1)
Columbia Pipeline Partners LP	35,719	966,199
Energy Transfer Partners, L.P.	152,945	8,600,097
Enterprise Products Partners L.P.	229,988	7,456,211
EQT GP Holdings, LP	8,439	271,905
EQT Midstream Partners, LP	24,303	2,033,432
		19,327,844
Natural Gas Gathering/Processing — 5.9%(1)
United States — 5.9%(1)
Antero Midstream Partners LP	38,218	1,089,213
DCP Midstream Partners, LP	74,813	2,827,931
EnLink Midstream Partners, LP	86,700	2,151,894
Targa Resources Partners LP	113,412	4,902,801
Western Gas Partners, LP	34,300	2,349,550
Williams Partners L.P.	93,954	5,250,149
		18,571,538
Total Master Limited Partnerships
and Related Companies (Cost $72,497,511)		94,623,302
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.10%(7) (Cost $72,594)	72,594	72,594
Total Investments — 120.0%(1)
(Cost $378,917,903)		376,440,853
Total Value of Options Written
(Premiums received $1,848,992) — (0.3)%(1)		(927,072)
Other Assets and Liabilities — (19.7)%(1)		(61,828,974)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$313,684,807

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $902,847, which represents 0.3% of net assets. See Note 6 to the financial statements for further disclosure.
(7)	Rate indicated is the current yield as of May 31, 2015.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NDP Schedule of Options Written (unaudited)
May 31, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	June 2015	$95.00	3,253	$(29,277)
Antero Resources Corporation	June 2015	47.50	1,466	(18,247)
Cabot Oil & Gas Corporation	June 2015	38.20	1,419	(3,302)
Carrizo Oil & Gas, Inc.	June 2015	57.50	1,971	(24,637)
Chesapeake Energy Corporation	June 2015	17.00	2,122	(8,488)
Cimarex Energy Co.	June 2015	125.00	824	(41,200)
Concho Resources Inc.	June 2015	125.00	1,072	(181,168)
Continental Resources, Inc.	June 2015	50.00	573	(22,920)
Devon Energy Corporation	June 2015	70.00	1,194	(20,298)
Diamondback Energy Inc.	June 2015	85.00	334	(15,865)
Diamondback Energy Inc.	June 2015	87.50	300	(12,000)
Energen Corporation	June 2015	75.00	767	(30,680)
EOG Resources, Inc.	June 2015	97.50	3,633	(32,697)
EQT Corporation	June 2015	100.00	2,380	(35,700)
Hess Corporation	June 2015	75.00	327	(2,616)
Laredo Petroleum, Inc.	June 2015	16.00	1,945	(24,313)
Marathon Oil Corporation	June 2015	31.00	4,230	(8,460)
Newfield Exploration Company	June 2015	38.00	2,615	(248,425)
Noble Energy, Inc.	June 2015	48.50	2,050	(50,555)
Occidental Petroleum Corporation	June 2015	82.50	1,861	(40,942)
Pioneer Natural Resources Company	June 2015	170.00	1,862	(42,826)
Range Resources Corporation	June 2015	67.50	1,974	(19,740)
Suncor Energy Inc.	June 2015	33.00	3,478	(6,956)
Whiting Petroleum Corporation	June 2015	39.00	1,152	(5,760)

Total Value of Call Options Written
(Premiums received $1,848,992)				$(927,072)

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

TYG Schedule of Investments (unaudited)
May 31, 2015

	Shares	Fair Value
Master Limited Partnerships — 187.6%(1)
Crude/Refined Products Pipelines — 91.9%(1)
United States — 91.9%(1)
Buckeye Partners, L.P.	3,166,352	$244,854,000
Enbridge Energy Partners, L.P.	5,275,583	195,671,374
Genesis Energy L.P.	1,440,132	70,033,619
Holly Energy Partners, L.P.	1,840,580	62,082,763
Magellan Midstream Partners, L.P.(2)	4,694,770	374,267,064
MPLX LP	1,496,831	109,268,663
NuStar Energy L.P.	805,425	50,266,574
Phillips 66 Partners LP	826,605	60,127,248
Plains All American Pipeline, L.P.	7,701,078	361,565,612
Shell Midstream Partners, L.P.	1,247,645	56,019,261
Shell Midstream Partners, L.P.(3)	226,272	9,664,077
Sunoco Logistics Partners L.P.	5,978,510	236,748,996
Tesoro Logistics LP	2,224,948	128,624,244
Valero Energy Partners LP	731,600	37,465,236
		1,996,658,731
Natural Gas/Natural Gas Liquids Pipelines — 54.8%(1)
United States — 54.8%(1)
Columbia Pipeline Partners LP	1,541,584	41,699,847
Dominion Midstream Partners, LP	896,190	37,783,370
Energy Transfer Equity, L.P.	2,184,000	149,975,280
Energy Transfer Partners, L.P.	4,548,995	255,789,989
Enterprise Products Partners L.P.	7,690,706	249,332,689
EQT GP Holdings, LP	268,960	8,665,891
EQT Midstream Partners, LP	1,454,774	121,720,941
ONEOK Partners, L.P.	4,247,456	165,863,157
Spectra Energy Partners, LP	2,996,394	152,816,094
Tallgrass Energy Partners, LP	142,862	7,070,240
		1,190,717,498
Natural Gas Gathering/Processing — 40.9%(1)
United States — 40.9%(1)
Antero Midstream Partners LP	1,614,943	46,025,876
DCP Midstream Partners, LP	1,623,254	61,359,001
EnLink Midstream Partners, LP	3,368,931	83,616,867
MarkWest Energy Partners, L.P.	3,079,827	199,049,219
Targa Resources Partners LP	2,869,389	124,043,687
Western Gas Partners, LP	2,404,556	164,712,086
Williams Partners L.P.	3,744,123	209,221,593
		888,028,329
Total Master Limited Partnerships
(Cost $2,321,428,700)		4,075,404,558
Common Stock — 0.8%(1)
Crude/Refined Products Pipelines — 0.8%(1)
United States — 0.8%(1)
Plains GP Holdings, L.P.
(Cost $13,184,147)	630,662	17,633,310
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.10%(4) (Cost $27,712)	27,712	27,712
Total Investments — 188.4%(1)
(Cost $2,334,640,559)		4,093,065,580
Interest Rate Swap Contracts — (0.0)%(1)
$20,000,000 notional — unrealized depreciation(5)		(526,491)
Other Assets and Liabilities — (49.7)%(1)		(1,079,862,977)
Senior Notes — (25.1)%(1)		(545,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.6)%(1)		(295,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$2,172,676,112

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $526,491.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $9,664,077, which represents 0.4% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Rate indicated is the current yield as of May 31, 2015.
(5)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

NTG Schedule of Investments (unaudited)
May 31, 2015

	Shares	Fair Value
Master Limited Partnerships — 163.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 67.4%(1)
United States — 67.4%(1)
Columbia Pipeline Partners LP	1,183,684	$32,018,652
Dominion Midstream Partners, LP	548,376	23,119,532
Energy Transfer Partners, L.P.	3,602,953	202,594,047
Enterprise Products Partners L.P.	5,680,166	184,150,982
EQT GP Holdings, LP	136,622	4,401,961
EQT Midstream Partners, LP	980,999	82,080,186
ONEOK Partners, L.P.	3,468,462	135,443,441
Spectra Energy Partners, LP	3,674,539	187,401,489
Tallgrass Energy Partners, LP	72,354	3,580,799
		854,791,089
Natural Gas Gathering/Processing — 47.4%(1)
United States — 47.4%(1)
Antero Midstream Partners LP	855,450	24,380,325
DCP Midstream Partners, LP	853,057	32,245,555
EnLink Midstream Partners, LP	2,991,838	74,257,419
MarkWest Energy Partners, L.P.	1,784,269	115,317,305
Summit Midstream Partners LP	532,573	17,910,430
Targa Resources Partners LP	2,027,237	87,637,456
Western Gas Partners, LP	1,474,485	101,002,223
Williams Partners L.P.	2,657,627	148,508,197
		601,258,910
Crude/Refined Products Pipelines — 48.6%(1)
United States — 48.6%(1)
Buckeye Partners, L.P.	1,177,855	91,083,527
Enbridge Energy Partners, L.P.	2,141,040	79,411,174
Genesis Energy L.P.	209,788	10,201,990
Holly Energy Partners, L.P.	1,147,262	38,697,147
Magellan Midstream Partners, L.P.	928,347	74,007,823
MPLX LP	475,904	34,740,992
NuStar Energy L.P.	512,742	32,000,228
Phillips 66 Partners LP	353,692	25,727,556
Plains All American Pipeline, L.P.	1,983,429	93,121,992
Shell Midstream Partners, L.P.	660,042	29,635,886
Shell Midstream Partners, L.P.(2)	114,978	4,910,710
Sunoco Logistics Partners L.P.	1,220,247	48,321,781
Tesoro Logistics LP	693,480	40,090,079
Valero Energy Partners LP	289,300	14,815,053
		616,765,938
Total Master Limited Partnerships
(Cost $1,445,660,213)		2,072,815,937
Common Stock — 1.4%(1)
Natural Gas/Natural Gas Liquid Pipelines — 1.4%(1)
United States — 1.4%(1)
Kinder Morgan, Inc.
(Cost $15,054,427)	442,707	18,367,914
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.10%(3) (Cost $78,431)	78,431	78,431
Total Investments — 164.8%(1)
(Cost $1,460,793,071)		2,091,262,282
Other Assets and Liabilities — (30.3)%(1)		(384,443,277)
Senior Notes — (27.4)%(1)		(348,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.1)%(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,268,819,005

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $4,910,710, which represents 0.4% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Rate indicated is the current yield as of May 31, 2015.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

TTP Schedule of Investments (unaudited)
May 31, 2015

	Shares	Fair Value
Common Stock — 90.5%(1)
Crude/Refined Products Pipelines — 12.2%(1)
Canada — 8.3%(1)
Enbridge Inc.	333,377	$15,975,426
Inter Pipeline Ltd.	388,462	9,664,695
Pembina Pipeline Corporation	30,265	975,654
United States — 3.9%(1)
Plains GP Holdings, L.P.	370,961	10,372,070
VTTI Energy Partners LP	88,441	2,289,737
		39,277,582
Local Distribution Companies — 11.6%(1)
United States — 11.6%(1)
CenterPoint Energy, Inc.	253,253	5,158,764
NiSource Inc.	683,109	32,229,083
		37,387,847
Marine Transportation — 1.6%(1)
Republic of the Marshall Islands — 1.6%(1)
Teekay Offshore Partners L.P.	223,330	4,991,425
Natural Gas Gathering Pipelines — 17.6%(1)
United States — 17.6%(1)
Targa Resources Corp.	172,680	15,877,926
The Williams Companies, Inc.	802,105	40,987,565
		56,865,491
Natural Gas/Natural Gas Liquids Pipelines — 35.0%(1)
Canada — 7.6%(1)
TransCanada Corporation	561,318	24,344,362
United States — 27.4%(1)
Kinder Morgan, Inc.	820,870	34,057,896
ONEOK, Inc.	492,706	20,654,236
Spectra Energy Corp	958,996	33,727,889
		112,784,383
Oil and Gas Production — 12.5%(1)
United States — 12.5%(1)
Anadarko Petroleum Corporation(2)	31,400	2,625,354
Antero Resources Corporation(2)(3)	24,100	964,241
Cabot Oil & Gas Corporation(2)	115,900	3,935,964
Carrizo Oil & Gas, Inc.(2)(3)	14,600	732,336
Chesapeake Energy Corporation(2)	48,100	678,691
Cimarex Energy Co.(2)	19,500	2,252,445
Concho Resources Inc.(2)(3)	26,000	3,127,800
Continental Resources, Inc.(2)(3)	42,100	1,918,076
Diamondback Energy, Inc.(2)(3)	10,400	809,224
EOG Resources, Inc.(2)	53,700	4,762,653
EP Energy Corporation(3)	41,200	541,780
Hess Corporation(2)	12,400	837,248
Laredo Petroleum, Inc.(2)(3)	61,400	836,268
Marathon Oil Corporation(2)	112,800	3,067,032
Newfield Exploration Company(2)(3)	40,400	1,527,524
Noble Energy, Inc.(2)	44,400	1,943,832
Occidental Petroleum Corporation(2)	30,100	2,353,519
Pioneer Natural Resources Company(2)	27,700	4,094,891
Range Resources Corporation(2)	40,500	2,244,105
Whiting Petroleum Corporation(2)(3)	28,300	933,617
		40,186,600
Total Common Stock
(Cost $244,420,507)		291,493,328
Master Limited Partnerships
and Related Companies — 37.7%(1)
Crude/Refined Products Pipelines — 21.9%(1)
United States — 21.9%(1)
Buckeye Partners, L.P.	83,000	6,418,390
Enbridge Energy Management, L.L.C.(4)	567,213	20,499,090
Genesis Energy L.P.	18,700	909,381
Magellan Midstream Partners, L.P.	105,144	8,382,080
MPLX LP	102,268	7,465,564
Phillips 66 Partners LP	59,100	4,298,934
Plains All American Pipeline, L.P.	194,400	9,127,080
Shell Midstream Partners, L.P.	32,430	1,456,107
Shell Midstream Partners, L.P.(5)	23,022	983,270
Sunoco Logistics Partners L.P.	148,800	5,892,480
Tesoro Logistics LP	65,487	3,785,803
Valero Energy Partners LP	23,059	1,180,851
		70,399,030

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	23

TTP Schedule of Investments (unaudited) (continued)
May 31, 2015

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 9.0%(1)
United States — 9.0%(1)
Columbia Pipeline Partners LP	38,484	$1,040,992
Energy Transfer Partners, L.P.	229,793	12,921,260
Enterprise Products Partners L.P.	291,728	9,457,822
EQT GP Holdings, LP	9,156	295,006
EQT Midstream Partners, LP	39,613	3,314,420
ONEOK Partners, L.P.	48,900	1,909,545
		28,939,045
Natural Gas Gathering/Processing — 6.8%(1)
United States — 6.8%(1)
Antero Midstream Partners LP	40,013	1,140,371
DCP Midstream Partners, LP	87,593	3,311,015
EnLink Midstream Partners, LP	55,955	1,388,803
MarkWest Energy Partners, L.P.	87,300	5,642,199
Targa Resources Partners LP	70,000	3,026,100
Western Gas Equity Partners, LP	46,500	2,978,325
Western Gas Partners, LP	66,387	4,547,510
		22,034,323
Total Master Limited Partnerships
and Related Companies (Cost $86,612,459)		121,372,398
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.10%(6) (Cost $64,929)	64,929	64,929
Total Investments — 128.2%(1)
(Cost $331,097,895)		412,930,655
Senior Notes — (16.7)%(1)		(54,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (5.0)%(1)		(16,000,000)
Total Value of Options Written
(Premiums received $422,743) — (0.1)%(1)		(196,578)
Other Assets and Liabilities — (6.4)%(1)		(20,519,231)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$322,214,846

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $983,270, which represents 0.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of May 31, 2015.

See accompanying Notes to Financial Statements.
24	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

TTP Schedule of Options Written (unaudited)
May 31, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	June 2015	$95.00	314	$(2,826)
Antero Resources Corporation	June 2015	47.50	241	(3,000)
Cabot Oil & Gas Corporation	June 2015	38.20	1,159	(2,697)
Carrizo Oil & Gas, Inc.	June 2015	57.50	146	(1,825)
Chesapeake Energy Corporation	June 2015	17.00	481	(1,924)
Cimarex Energy Co.	June 2015	125.00	195	(9,750)
Concho Resources Inc.	June 2015	125.00	260	(43,940)
Continental Resources, Inc.	June 2015	50.00	421	(16,840)
Diamondback Energy, Inc.	June 2015	85.00	104	(4,940)
EOG Resources, Inc.	June 2015	97.50	537	(4,833)
Hess Corporation	June 2015	75.00	124	(992)
Laredo Petroleum, Inc.	June 2015	15.00	614	(15,350)
Marathon Oil Corporation	June 2015	30.00	1,128	(5,076)
Newfield Exploration Company	June 2015	38.00	404	(38,380)
Noble Energy, Inc.	June 2015	50.00	444	(5,550)
Occidental Petroleum Corporation	June 2015	80.00	301	(18,060)
Pioneer Natural Resources Company	June 2015	165.00	277	(11,080)
Range Resources Corporation	June 2015	65.00	405	(8,100)
Whiting Petroleum Corporation	June 2015	39.00	283	(1,415)

Total Value of Call Options Written
(Premiums received $422,743)				$(196,578)

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	25

TPZ Schedule of Investments (unaudited)
May 31, 2015

Principal
Amount		Fair Value
Corporate Bonds — 66.0%(1)
Crude/Refined Products Pipelines — 5.1%(1)
Canada — 2.3%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,680,000
United States — 2.8%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,749,750
		10,429,750
Local Distribution Companies — 6.0%(1)
United States — 6.0%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,523,164
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	1,393,000	1,575,001
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,133,781
		12,231,946
Natural Gas/Natural Gas Liquids Pipelines — 17.5%(1)
Canada — 3.5%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,122,500
United States — 14.0%(1)
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020(2)	2,000,000	2,015,896
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,677,480
Kinder Morgan, Inc.,
6.500%, 09/15/2020(3)	6,000,000	6,945,846
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,487,500
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,376,560
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,654,422
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,135,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,077,412
		35,492,616
Natural Gas Gathering/Processing — 4.1%(1)
United States — 4.1%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	3,000,000	3,497,430
The Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,893,400
		8,390,830
Oil and Gas Exploration and Production — 8.3%(1)
United States — 8.3%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,117,500
Chesapeake Energy Corporation,
7.250%, 12/15/2018	3,500,000	3,771,250
Concho Resources Inc.,
5.500%, 04/01/2023	2,000,000	2,030,000
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020	3,000,000	3,258,750
EQT Corporation,
6.500%, 04/01/2018	2,000,000	2,220,340
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,382,796
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	1,000,000
		16,780,636
Oilfield Services — 1.8%(1)
United States — 1.8%(1)
Pride International, Inc.,
8.500%, 06/15/2019(3)	3,000,000	3,574,659
Power/Utility — 23.2%(1)
United States — 23.2%(1)
The AES Corporation,
5.500%, 04/15/2025	5,000,000	4,912,500
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,448,154
CMS Energy Corp.,
5.050%, 03/15/2022	2,000,000	2,231,188
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,284,668
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,525,339
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,323,402
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,562,500
NextEra Energy Capital Holdings, Inc.,
6.650%, 06/15/2067	1,029,000	962,115
NRG Energy, Inc.,
6.250%, 07/15/2022	6,000,000	6,285,000
NRG Yield Operating LLC,
5.375%, 08/15/2024(2)	2,500,000	2,575,000
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,173,344
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	5,515,422
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,324,938
		47,123,570
Total Corporate Bonds
(Cost $126,201,446)		134,024,007

See accompanying Notes to Financial Statements.
26	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2015

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 35.9%(1)
Crude/Refined Products Pipelines — 21.5%(1)
United States — 21.5%(1)
Buckeye Partners, L.P.(3)	46,153	$3,569,011
Enbridge Energy Management, L.L.C.(3)(4)	397,576	14,368,408
Genesis Energy, L.P.	11,800	573,834
Holly Energy Partners, L.P.	36,311	1,224,770
Magellan Midstream Partners, L.P.	59,790	4,766,459
MPLX LP	17,726	1,293,998
NuStar Energy L.P.(3)	20,684	1,290,888
Phillips 66 Partners LP	15,500	1,127,470
Plains All American Pipeline, L.P.	122,726	5,761,986
Shell Midstream Partners, L.P.	18,024	809,278
Shell Midstream Partners, L.P.(2)	13,903	593,797
Sunoco Logistics Partners L.P.(3)	124,035	4,911,786
Tesoro Logistics LP	44,417	2,567,747
Valero Energy Partners LP	13,794	706,391
		43,565,823
Natural Gas/Natural Gas Liquids Pipelines — 9.1%(1)
United States — 9.1%(1)
Columbia Pipeline Partners LP	22,959	621,041
Energy Transfer Equity, L.P.	33,384	2,292,479
Energy Transfer Partners, L.P.(3)	101,200	5,690,476
Enterprise Products Partners L.P.	164,409	5,330,140
EQT GP Holdings, LP	5,552	178,885
EQT Midstream Partners, LP	24,627	2,060,541
ONEOK Partners, L.P.	61,203	2,389,977
		18,563,539
Natural Gas Gathering/Processing — 5.3%(1)
United States — 5.3%(1)
Antero Midstream Partners LP	22,434	639,369
DCP Midstream Partners, LP	52,040	1,967,112
EnLink Midstream Partners, LP	22,400	555,968
MarkWest Energy Partners, L.P.	56,700	3,664,521
Targa Resources Partners LP	86,500	3,739,395
Western Gas Partners, LP	3,452	236,462
		10,802,827
Total Master Limited Partnerships
and Related Companies (Cost $32,949,668)		72,932,189
Common Stock — 22.2%(1)
Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
Canada — 0.2%(1)
TransCanada Corporation	10,699	464,016
United States — 7.4%(1)
Kinder Morgan, Inc.(3)	259,032	10,747,238
ONEOK, Inc.	37,024	1,552,046
Spectra Energy Corp	78,095	2,746,601
		15,509,901
Power/Utility — 12.9%(1)
United Kingdom — 0.9%(1)
Abengoa Yield plc	45,900	1,764,396
United States — 12.0%(1)
InfraREIT, Inc.	184,668	5,595,440
NextEra Energy Partners, LP	79,127	3,738,751
NRG Yield, Inc.	189,853	5,139,321
TerraForm Power, Inc.(5)	247,822	9,945,097
		26,183,005
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
The Williams Companies, Inc.	66,513	3,398,814
Total Common Stock (Cost $32,226,988)		45,091,720
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.10%(6) (Cost $33,299)	33,299	33,299
Total Investments — 124.1%(1)
(Cost $191,411,401)		252,081,215
Interest Rate Swap Contracts — (0.2)%(1)
$26,000,000 notional — unrealized depreciation(7)		(376,027)
Other Assets and Liabilities — (23.9)%(1)		(48,497,335)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$203,207,853

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements and have a total fair value of $40,376,459, which represents 19.9% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $376,027.
(6)	Rate indicated is the current yield as of May 31, 2015.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	27

Statements of Assets & Liabilities (unaudited)
May 31, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Assets
Investments at fair value(1)	$376,440,853	$4,093,065,580
Receivable for Adviser fee waiver	65,278	—
Receivable for investments sold	—	59,129
Dividends, distributions and interest receivable from investments	302,818	—
Current tax asset	—	3,102,072
Prepaid expenses and other assets	46,860	6,288,761
Total assets	376,855,809	4,102,515,542
Liabilities
Call options written, at fair value(2)	927,072	—
Payable to Adviser	718,055	6,388,547
Accrued directors’ fees and expenses	6,315	3,144
Payable for investments purchased	—	639,585
Accrued expenses and other liabilities	119,560	9,547,704
Unrealized depreciation of interest rate swap contracts	—	526,491
Deferred tax liability	—	912,033,959
Credit facility borrowings	61,400,000	160,700,000
Senior notes	—	545,000,000
Mandatory redeemable preferred stock	—	295,000,000
Total liabilities	63,171,002	1,929,839,430
Net assets applicable to common stockholders	$313,684,807	$2,172,676,112
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$14,516	$48,017
Additional paid-in capital	332,208,488	1,133,031,164
Accumulated net investment loss, net of income taxes	—	(154,735,015)
Undistributed (accumulated) net realized gain (loss), net of income taxes	(16,982,393)	632,767,104
Net unrealized appreciation (depreciation), net of income taxes	(1,555,804)	561,564,842
Net assets applicable to common stockholders	$313,684,807	$2,172,676,112
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	14,516,071	48,016,591
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$21.61	$45.25

(1) Investments at cost	$378,917,903	$2,334,640,559
(2) Call options written, premiums received	$1,848,992	$—

See accompanying Notes to Financial Statements.
28	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$2,091,262,282	$412,930,655	$252,081,215
176,321	70,893	—
257,957	3,649,592	—
—	585,971	2,352,313
1,000	—	—
1,264,194	351,841	73,362
2,092,961,754	417,588,952	254,506,890

—	196,578	—
3,350,097	779,817	403,107
3,909	6,022	6,370
323,844	3,822,639	—
3,330,514	669,050	113,533
—	—	376,027
304,434,385	—	—
74,700,000	19,900,000	50,400,000
348,000,000	54,000,000	—
90,000,000	16,000,000	—
824,142,749	95,374,106	51,299,037
$1,268,819,005	$322,214,846	$203,207,853

$47,000	$10,016	$6,951
757,945,950	235,099,790	129,482,470
(86,286,179)	—	—
196,653,709	5,050,932	13,424,585
400,458,525	82,054,108	60,293,847
$1,268,819,005	$322,214,846	$203,207,853

100,000,000	100,000,000	100,000,000
47,000,211	10,016,413	6,951,333

$27.00	$32.17	$29.23

$1,460,793,071	$331,097,895	$191,411,401
$—	$422,743	$—

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	29

Statements of Operations (unaudited)
Period from December 1, 2014 through May 31, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Investment Income
Distributions from master limited partnerships	$1,907,105	$103,366,831
Dividends and distributions from common stock	1,934,667	268,031
Less return of capital on distributions	(2,093,902)	(86,191,651)
Less foreign taxes withheld	(114,094)	—
Net dividends and distributions from investments	1,633,776	17,443,211
Interest from corporate bonds	—	—
Dividends from money market mutual funds	75	55
Total Investment Income	1,633,851	17,443,266
Operating Expenses
Advisory fees	2,091,097	18,894,427
Administrator fees	76,499	289,721
Directors’ fees	55,491	151,966
Professional fees	71,629	146,050
Stockholder communication expenses	36,208	121,024
Custodian fees and expenses	11,790	84,269
Fund accounting fees	27,148	55,134
Registration fees	12,198	38,299
Franchise fees	—	26,047
Stock transfer agent fees	6,381	12,054
Other operating expenses	22,614	79,550
Total Operating Expenses	2,411,055	19,898,541
Leverage Expenses
Interest expense	289,061	11,245,560
Distributions to mandatory redeemable preferred stockholders	—	6,062,808
Amortization of debt issuance costs	—	449,324
Other leverage expenses	—	235,989
Total Leverage Expenses	289,061	17,993,681
Total Expenses	2,700,116	37,892,222
Less fees waived by Adviser	(206,048)	—
Net Expenses	2,494,068	37,892,222
Net Investment Income (Loss), before Income Taxes	(860,217)	(20,448,956)
Deferred tax benefit	—	5,241,447
Net Investment Income (Loss)	(860,217)	(15,207,509)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	(14,119,417)	201,656,910
Net realized gain on options	339,738	—
Net realized loss on interest rate swap settlements	—	(182,193)
Net realized loss on termination of interest rate swap contracts	—	(4,690,062)
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	(7,365)	—
Net realized gain (loss), before income taxes	(13,787,044)	196,784,655
Current tax expense	—	(8,792,958)
Deferred tax expense	—	(64,438,759)
Income tax expense	—	(73,231,717)
Net realized gain (loss)	(13,787,044)	123,552,938
Net unrealized appreciation (depreciation) of investments	10,883,668	(389,298,799)
Net unrealized depreciation of options	(308,528)	—
Net unrealized appreciation (depreciation) of interest rate swap contracts	—	2,212,315
Net unrealized appreciation (depreciation) of other assets
and liabilities due to foreign currency translation	872	—
Net unrealized appreciation (depreciation), before income taxes	10,576,012	(387,086,484)
Deferred tax benefit	—	144,050,905
Net unrealized appreciation (depreciation)	10,576,012	(243,035,579)
Net Realized and Unrealized Loss	(3,211,032)	(119,482,641)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(4,071,249)	$(134,690,150)

See accompanying Notes to Financial Statements.
30	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$56,787,194	$2,554,565	$1,494,561
411,718	5,282,554	785,657
(46,036,209)	(2,618,745)	(980,425)
—	(146,985)	(3,231)
11,162,703	5,071,389	1,296,562
—	—	3,837,291
46	70	58
11,162,749	5,071,459	5,133,911

10,038,287	2,289,200	1,185,047
240,091	83,703	52,506
106,757	55,491	42,787
106,815	73,416	78,526
80,613	47,064	53,411
44,660	12,611	6,185
43,767	27,386	12,629
22,802	12,196	12,341
9,501	—	—
6,382	6,381	8,364
51,386	22,410	14,100
10,751,061	2,629,858	1,465,896

6,139,409	860,060	234,525
1,868,501	343,201	—
189,375	40,026	—
120,502	39,122	—
8,317,787	1,282,409	234,525
19,068,848	3,912,267	1,700,421
(620,091)	(225,985)	(10,433)
18,448,757	3,686,282	1,689,988
(7,286,008)	1,385,177	3,443,923
1,977,164	—	—
(5,308,844)	1,385,177	3,443,923

73,197,786	8,029,122	11,360,809
—	232,005	—
—	—	(187,569)
—	—	—

—	(13,378)	(411)
73,197,786	8,247,749	11,172,829
—	—	—
(27,148,148)	—	—
(27,148,148)	—	—
46,049,638	8,247,749	11,172,829
(213,209,720)	(27,752,350)	(13,273,093)
—	(119,922)	—
—	—	(20,315)

—	(3,515)	—
(213,209,720)	(27,875,787)	(13,293,408)
79,076,833	—	—
(134,132,887)	(27,875,787)	(13,293,408)
(88,083,249)	(19,628,038)	(2,120,579)

$(93,392,093)	$(18,242,861)	$1,323,344

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Changes in Net Assets

	Tortoise Energy Independence Fund, Inc.		Tortoise Energy Infrastructure Corp.
	Period from		Period from
	December 1, 2014	Year Ended	December 1, 2014	Year Ended
	through	November 30,	through	November 30,
	May 31, 2015	2014	May 31, 2015	2014
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(860,217)	$(1,814,024)	$(15,207,509)	$(24,421,479)
Net realized gain (loss)	(13,787,044)	40,537,273	123,552,938	159,101,397
Net unrealized appreciation (depreciation)	10,576,012	(67,333,166)	(243,035,579)	98,922,717
Net increase (decrease) in net assets
applicable to common stockholders
resulting from operations	(4,071,249)	(28,609,917)	(134,690,150)	233,602,635
Distributions to Common Stockholders
Net investment income	(1,910,047)	(59,272)	—	—
Net realized gain	—	(24,061,484)	—	—
Return of capital	(10,791,515)	(1,282,368)	(61,701,319)	(92,193,217)
Total distributions to common stockholders	(12,701,562)	(25,403,124)	(61,701,319)	(92,193,217)
Capital Stock Transactions
Proceeds from shelf offerings of common shares	—	—	—	4,178,193
Issuance of common shares in connection with
the mergers with Tortoise Energy Capital
Corporation (“TYY”) and Tortoise North
American Energy Corporation (“TYN”)	—	—	—	976,938,241
Redemption of common shares from fractional
shares issued during mergers	—	—	—	(105,111)
Underwriting discounts and offering expenses
associated with the issuance of common stock	—	—	—	(234,958)
Issuance of common shares from reinvestment
of distributions to stockholders	—	—	—	1,120,731
Net increase in net assets applicable
to common stockholders from capital
stock transactions	—	—	—	981,897,096
Total increase (decrease) in net assets applicable
to common stockholders	(16,772,811)	(54,013,041)	(196,391,469)	1,123,306,514
Net Assets
Beginning of period	330,457,618	384,470,659	2,369,067,581	1,245,761,067
End of period	$313,684,807	$330,457,618	$2,172,676,112	$2,369,067,581
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$—	$2,770,264	$(154,735,015)	$(139,527,506)
Transactions in common shares
Shares outstanding at beginning of period	14,516,071	14,516,071	48,016,591	28,732,841
Shares issued through mergers
with TYY and TYN	—	—	—	19,174,190
Redemption of fractional shares issued
through mergers	—	—	—	(2,063)
Shares sold through shelf offerings	—	—	—	86,387
Shares issued through reinvestment of distributions	—	—	—	25,236
Shares outstanding at end of period	14,516,071	14,516,071	48,016,591	48,016,591

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

				Tortoise Power and Energy
Tortoise MLP Fund, Inc.		Tortoise Pipeline & Energy Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2014	Year Ended	December 1, 2014	Year Ended	December 1, 2014	Year Ended
through	November 30,	through	November 30,	through	November 30,
May 31, 2015	2014	May 31, 2015	2014	May 31, 2015	2014
(unaudited)		(unaudited)		(unaudited)

$(5,308,844)	$(25,445,655)	$1,385,177	$759,309	$3,443,923	$5,606,534
46,049,638	72,738,518	8,247,749	21,934,836	11,172,829	13,767,025
(134,132,887)	117,963,056	(27,875,787)	40,810,490	(13,293,408)	11,617,368

(93,392,093)	165,255,919	(18,242,861)	63,504,635	1,323,344	30,990,927

—	—	(6,753,195)	(216,175)	(7,362,913)	(6,289,617)
—	—	(3,764,038)	(16,110,578)	(6,800,429)	(4,137,383)
(39,715,179)	(79,195,356)	—	—	—	—
(39,715,179)	(79,195,356)	(10,517,233)	(16,326,753)	(14,163,342)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

(133,107,272)	86,060,563	(28,760,094)	47,177,882	(12,839,998)	20,563,927

1,401,926,277	1,315,865,714	350,974,940	303,797,058	216,047,851	195,483,924
$1,268,819,005	$1,401,926,277	$322,214,846	$350,974,940	$203,207,853	$216,047,851

$(86,286,179)	$(80,977,335)	$—	$5,368,018	$—	$3,918,990

47,000,211	47,000,211	10,016,413	10,016,413	6,951,333	6,951,333

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
47,000,211	47,000,211	10,016,413	10,016,413	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Cash Flows (unaudited)
Period from December 1, 2014 through May 31, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$3,918,515	$103,634,915
Purchases of long-term investments	(44,292,861)	(338,245,111)
Proceeds from sales of long-term investments	49,625,227	330,353,528
Proceeds from sales (purchases) of short-term investments, net	265,439	77,481
Call options written, net	588,464	—
Payments on interest rate swap contracts, net	—	(4,872,255)
Interest received on securities sold, net	—	—
Interest expense paid	(290,032)	(11,626,939)
Distributions to mandatory redeemable preferred stockholders	—	(2,737,542)
Other leverage expenses paid	—	(1,465)
Income taxes paid	—	(62,545,548)
Operating expenses paid	(2,313,190)	(20,615,131)
Net cash provided by (used in) operating activities	7,501,562	(6,578,067)
Cash Flows From Financing Activities
Advances from revolving credit facilities	37,000,000	388,900,000
Repayments on revolving credit facilities	(31,800,000)	(391,000,000)
Issuance of mandatory redeemable preferred stock	—	71,000,000
Issuance of senior notes	—	150,000,000
Maturity of senior notes	—	(149,400,000)
Debt issuance costs	—	(1,153,504)
Common stock issuance costs	—	(67,110)
Distributions paid to common stockholders	(12,701,562)	(61,701,319)
Net cash provided by (used in) financing activities	(7,501,562)	6,578,067
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$57,198,952	$7,721,208	$6,406,933
(227,596,400)	(41,817,130)	(33,072,248)
223,249,458	49,136,932	34,668,516
54,066	(2,897)	13,011
—	294,231	—
—	—	(187,569)
—	—	63,448
(6,118,440)	(828,468)	(234,613)
(1,868,500)	(343,200)	—
—	—	—
(582,000)	—	—
(10,421,957)	(2,486,728)	(1,494,136)
33,915,179	11,673,948	6,163,342

119,800,000	38,000,000	30,700,000
(114,000,000)	(44,100,000)	(22,700,000)
—	—	—
—	22,000,000	—
—	(17,000,000)	—
—	(56,715)	—
—	—	—
(39,715,179)	(10,517,233)	(14,163,342)
(33,915,179)	(11,673,948)	(6,163,342)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2014 through May 31, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Reconciliation of net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$(4,071,249)	$(134,690,150)
Adjustments to reconcile net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(32,200,174)	(327,478,016)
Proceeds from sales of long-term investments	43,073,425	318,835,519
Proceeds from sales (purchases) of short-term investments, net	265,439	77,481
Call options written, net	588,464	—
Return of capital on distributions received	2,093,902	86,191,651
Deferred tax benefit	—	(84,853,593)
Net unrealized (appreciation) depreciation	(10,576,012)	387,086,484
Amortization of market premium, net	—	—
Net realized (gain) loss	13,787,044	(201,656,910)
Amortization of debt issuance costs	—	449,324
Changes in operating assets and liabilities:
Decrease in dividends, distributions and interest receivable from investments	190,762	—
Increase in current tax asset	—	(3,102,072)
(Increase) decrease in receivable for investments sold	6,551,802	11,518,009
Decrease in receivable for call options written	—	—
(Increase) decrease in prepaid expenses and other assets	(35,115)	87,060
Increase (decrease) in payable for investments purchased	(12,092,687)	(10,767,095)
Increase (decrease) in payable to Adviser, net of fees waived	(41,567)	(350,546)
Decrease in current tax liability	—	(50,650,518)
Increase (decrease) in accrued expenses and other liabilities	(32,472)	2,725,305
Total adjustments	11,572,811	128,112,083
Net cash provided by (used in) operating activities	$7,501,562	$(6,578,067)

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(93,392,093)	$(18,242,861)	$1,323,344

(218,913,367)	(45,639,769)	(33,072,248)
214,363,020	52,368,159	34,668,516
54,066	(2,897)	13,011
—	217,392	—
46,036,209	2,618,745	980,425
(53,905,849)	—	—
213,209,720	27,875,787	13,293,408
—	—	308,851
(73,197,786)	(8,247,749)	(11,360,398)
189,375	40,026	—

—	31,004	47,194
(1,000)	—	—
8,886,438	(3,231,227)	—
—	76,839	—
39,154	3,360	(26,217)
(8,683,033)	3,822,639	—
(139,763)	(18,508)	16,357
(581,000)	—	—
(48,912)	3,008	(28,901)
127,307,272	29,916,809	4,839,998
$33,915,179	$11,673,948	$6,163,342

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

NDP Financial Highlights

	Period from			Period from
	December 1, 2014			July 31, 2012(1)
	through	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.06)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(0.22)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	(0.28)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.13)	(0.00)	(0.27)	(0.03)
Net realized gain	—	(1.66)	(1.42)	(0.36)
Return of capital	(0.74)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(0.87)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(5)	—	—	—	(1.22)
Net Asset Value, end of period	$21.61	$22.76	$26.49	$22.73
Per common share market value, end of period	$19.47	$21.29	$24.08	$22.33
Total Investment Return Based on Market Value(6)(7)	(4.57)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$313,685	$330,458	$384,471	$329,676
Average net assets (000’s)	$322,669	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.30%	1.25%	1.25%	1.18%
Other operating expenses	0.20	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.50	1.41	1.41	1.38
Fee waiver	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.37	1.24	1.24	1.22
Leverage expenses	0.18	0.14	0.16	0.10
Total expenses	1.55%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

	Period from			Period from
	December 1, 2014			July 31, 2012(1)
	through	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.66)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.53)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	8.35%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$61,400	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$6,109	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	611%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the year ended November 30, 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$49.34	$43.36	$36.06	$33.37	$32.91	$25.53
Income (Loss) from Investment Operations
Net investment loss(2)	(0.32)	(0.66)	(0.73)	(0.64)	(0.77)	(0.66)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	(2.48)	9.01	10.27	5.51	3.35	10.10
Total income (loss) from investment
operations	(2.80)	8.35	9.54	4.87	2.58	9.44
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	—	(0.01)
Distributions to Common Stockholders
Return of capital	(1.29)	(2.38)	(2.29)	(2.25)	(2.20)	(2.16)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	0.01	0.05	0.07	0.08	0.11
Net Asset Value, end of period	$45.25	$49.34	$43.36	$36.06	$33.37	$32.91
Per common share market value,
end of period	$42.02	$46.10	$49.76	$39.17	$39.35	$36.25
Total Investment Return Based on
Market Value(4)(5)	(6.09)%	(2.54)%	33.77%	5.62%	15.25%	31.58%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$2,172,676	$2,369,068	$1,245,761	$1,020,421	$925,419	$890,879
Average net assets (000’s)	$2,212,766	$1,837,590	$1,167,339	$989,745	$912,567	$782,541
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.71%	1.65%	1.61%	1.60%	1.57%	1.53%
Other operating expenses	0.09	0.13	0.12	0.13	0.16	0.21
Total operating expenses,
before fee waiver	1.80	1.78	1.73	1.73	1.73	1.74
Fee waiver(7)	—	(0.00)	(0.00)	(0.01)	(0.01)	—
Total operating expenses	1.80	1.78	1.73	1.72	1.72	1.74
Leverage expense(8)	1.63	1.38	1.59	1.67	1.75	2.11
Income tax expense (benefit)(9)	(6.89)	7.81	14.05	8.37	4.63	17.89
Total expenses	(3.46)%	10.97%	17.37%	11.76%	8.10%	21.74%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)(8)	(1.38)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%	(2.23)%
Ratio of net investment loss to average
net assets after fee waiver(6)(8)	(1.38)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%	(2.23)%
Portfolio turnover rate(4)	7.64%	15.33%	13.40%	12.86%	17.70%	10.26%
Credit facility borrowings,
end of period (000’s)	$160,700	$162,800	$27,600	$63,400	$47,900	$38,200
Senior notes, end of period (000’s)	$545,000	$544,400	$300,000	$194,975	$194,975	$169,975
Preferred stock, end of period (000’s)	$295,000	$224,000	$80,000	$73,000	$73,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$11.35	$11.34	$10.44	$6.89	$7.03	$6.28
Per common share amount of net assets,
excluding senior notes, end of period	$56.60	$60.68	$53.80	$42.95	$40.40	$39.19
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$4,497	$4,667	$5,047	$5,232	$5,111	$5,630
Asset coverage ratio of senior notes and
credit facility borrowings(10)	450%	421%	505%	523%	511%	563%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(11)	$32	$35	$41	$41	$39	$42
Asset coverage ratio of preferred stock(11)	317%	354%	406%	408%	393%	417%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012, 2011 and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2014 through May 31, 2015, TYG accrued $8,792,958 for current income tax expense and $84,853,593 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, TYG accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from					Period from
	December 1, 2014					July 30, 2010(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$29.83	$28.00	$24.50	$24.54	$24.91	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment loss(3)	(0.11)	(0.54)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain (loss)
on investments(3)	(1.87)	4.06	5.59	2.02	1.61	1.49
Total income (loss) from investment
operations	(1.98)	3.52	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(0.85)	(1.69)	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	—	(1.18)
Premiums less underwriting discounts
and offering costs on issuance of
common stock(5)	—	—	0.00	0.00	—	—
Total capital stock transactions	—	—	0.00	0.00	—	(1.18)
Net Asset Value, end of period	$27.00	$29.83	$28.00	$24.50	$24.54	$24.91
Per common share market value,
end of period	$24.26	$27.97	$27.22	$24.91	$24.84	$24.14
Total Investment Return Based on
Market Value(6)(7)	(10.20)%	9.08%	16.27%	7.14%	9.88%	(2.02)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,268,819	$1,401,926	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,301,062	$1,404,751	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.55%	1.48%	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.11	0.10	0.10	0.10	0.13	0.12
Total operating expenses,
before fee waiver	1.66	1.58	1.48	1.44	1.43	1.19
Fee waiver	(0.10)	(0.16)	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.56	1.42	1.25	1.16	1.11	0.91
Leverage expenses	1.28	1.09	1.08	1.20	1.22	0.48
Income tax expense (benefit)(9)	(8.31)	7.04	11.09	3.86	3.11	10.44
Total expenses	(5.47)%	9.55%	13.42%	6.22%	5.44%	11.83%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

	Period from					Period from
	December 1, 2014					July 30, 2010(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(8)	(0.92)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average
net assets after fee waiver(8)	(0.82)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate(6)	9.98%	18.09%	13.42%	15.14%	19.57%	1.24%
Credit facility borrowings,
end of period (000’s)	$74,700	$68,900	$27,200	$23,900	$10,100	$30,700
Senior notes, end of period (000’s)	$348,000	$348,000	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$7.40	$7.40	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets,
excluding senior notes, end of period	$34.40	$37.23	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$4,215	$4,579	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of senior notes and
credit facility borrowings(10)	421%	458%	598%	541%	559%	568%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(11)	$87	$94	$113	$102	$104	$106
Asset coverage ratio of preferred stock(11)	347%	377%	454%	409%	418%	423%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2013 and 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2014 through May 31, 2015, NTG accrued $53,905,849 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, NTG accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from				Period from
	December 1, 2014				October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.14	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	(1.96)	6.26	6.62	2.33	0.61
Total income (loss) from investment operations	(1.82)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.67)	(0.02)	(0.57)	(0.24)	—
Net realized gain	(0.38)	(1.61)	(1.03)	(1.07)	—
Return of capital	—	—	(0.03)	(0.32)	—
Total distributions to common stockholders	(1.05)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	(1.17)
Net Asset Value, end of period	$32.17	$35.04	$30.33	$25.24	$24.42
Per common share market value, end of period	$27.72	$32.50	$28.11	$24.15	$25.01
Total Investment Return Based on Market Value(5)(6)	(11.46)%	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$322,215	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$329,015	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.40%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.21	0.18	0.19	0.21	0.56
Total operating expenses, before fee waiver	1.61	1.55	1.61	1.65	1.73
Fee waiver	(0.14)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.47	1.36	1.35	1.32	1.46
Leverage expenses	0.78	0.75	0.90	1.03	0.31
Total expenses	2.25%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

	Period from				Period from
	December 1, 2014				October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income (loss) to average
net assets before fee waiver(7)	0.71%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to average
net assets after fee waiver(7)	0.85%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	10.83%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings, end of period (000’s)	$19,900	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior notes outstanding,
end of period	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets, excluding
senior notes, end of period	$37.56	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(8)	$5,577	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and credit
facility borrowings(8)	558%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value per share of
mandatory redeemable preferred stock(9)	$115	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	458%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

TPZ Financial Highlights

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$31.08	$28.12	$26.76	$25.37	$24.47	$20.55
Income from Investment Operations
Net investment income(2)	0.50	0.81	0.76	0.72	0.72	0.73
Net realized and unrealized gain (loss)(2)	(0.31)	3.65	2.10	2.17	1.68	4.69
Total income from investment
operations	0.19	4.46	2.86	2.89	2.40	5.42
Distributions to Common Stockholders
Net investment income	(1.06)	(0.90)	(0.50)	(0.88)	(0.79)	(0.63)
Net realized gain	(0.98)	(0.60)	(1.00)	(0.62)	(0.57)	(0.77)
Return of capital	—	—	—	—	(0.14)	(0.10)
Total distributions to common
stockholders	(2.04)	(1.50)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$29.23	$31.08	$28.12	$26.76	$25.37	$24.47
Per common share market value,
end of period	$26.80	$26.90	$24.74	$25.26	$24.18	$23.06
Total Investment Return Based on
Market Value(3)(4)	7.65%	14.94%	3.80%	10.83%	11.49%	28.83%
Total Investment Return Based on
Net Asset Value(3)(5)	1.62%	16.84%	11.36%	11.90%	10.24%	27.60%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$203,208	$216,048	$195,484	$186,034	$176,329	$169,874
Average net assets (000’s)	$202,619	$208,698	$193,670	$182,224	$173,458	$156,685
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.17%	1.12%	1.13%	1.13%	1.13%	1.15%
Other operating expenses	0.28	0.26	0.26	0.27	0.28	0.30
Total operating expenses,
before fee waiver	1.45	1.38	1.39	1.40	1.41	1.45
Fee waiver	(0.01)	(0.07)	(0.12)	(0.12)	(0.18)	(0.18)
Total operating expenses	1.44	1.31	1.27	1.28	1.23	1.27
Leverage expenses	0.23	0.19	0.25	0.44	0.42	0.52
Current foreign tax expense(7)	—	—	—	—	0.00	0.00
Total expenses	1.67%	1.50%	1.52%	1.72%	1.65%	1.79%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	3.40%	2.62%	2.62%	2.64%	2.70%	3.05%
Ratio of net investment income to average
net assets after fee waiver(6)	3.41%	2.69%	2.74%	2.76%	2.88%	3.23%
Portfolio turnover rate(3)	13.18%	18.39%	12.21%	13.67%	8.78%	21.93%
Credit facility borrowings,
end of period (000’s)	$50,400	$42,400	$37,400	$16,400	$13,000	$12,700
Senior notes, end of period (000’s)	—	—	—	$20,000	$20,000	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	$2.88	$2.88	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$29.23	$31.08	$28.12	$29.64	$28.25	$27.35
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$5,032	$6,095	$6,227	$6,111	$6,343	$6,195
Asset coverage ratio of senior notes and
credit facility borrowings(8)	503%	610%	623%	611%	634%	619%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012, 2011 and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	TPZ accrued $0, $0, $0, $0, $4,530 and $1,660 for the period from December 1, 2014 through May 31, 2015 and the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

Notes to Financial Statements (unaudited)
May 31, 2015

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of NDP, TYG, NTG and TTP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

Pursuant to a plan of merger approved by the stockholders of each of TYG, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), TYG acquired all of the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014 and is the accounting survivor of the mergers. A total of 20,072,262 shares of common stock of TYY were exchanged for 15,043,739 shares of common stock of TYG immediately after the closing date. A total of 6,316,079 shares of common stock of TYN were exchanged for 4,130,451 shares of common stock of TYG immediately after the closing date. These mergers qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. TYY’s net assets included $718,750,155 of net unrealized appreciation on investments and $33,507,606 of accumulated net realized gain on investments. TYN’s net assets included $148,701,368 of net unrealized appreciation of investments and $10,257,163 of accumulated net realized gain on investments. The aggregate net assets of TYG prior to the mergers totaled $1,469,645,683 and following the mergers the combined net assets of TYG totaled $2,446,583,924.

Assuming the mergers of TYY and TYN with and into TYG had been completed on December 1, 2013, the combined pro forma results for the year ended November 30, 2014 would have been as follows: net investment loss of $(32,685,001), net realized gain on investments and interest rate swaps of $186,798,444, net unrealized appreciation of investments and interest rate swap contracts of $239,792,532 and net increase in net assets applicable to common stockholders resulting from operations of $393,905,975.

Because the combined entities have been managed as a single integrated entity since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of TYY and TYN that have been included in TYG’s financial statements since June 22, 2014.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

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2015 2nd Quarter Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2015. These assets and liabilities are measured on a recurring basis.

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$281,744,957	$—	$—	$281,744,957
Master Limited Partnerships and
Related Companies(a)	93,720,455	902,847	—	94,623,302
Short-Term Investment(b)	72,594	—	—	72,594
Total Assets	$375,538,006	$902,847	$—	$376,440,853

Liabilities
Written Call Options	$927,072	$—	$—	$927,072

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$17,633,310	$—	$—	$17,633,310
Master Limited Partnerships(a)	4,065,740,481	9,664,077	—	4,075,404,558
Short-Term Investment(b)	27,712	—	—	27,712
Total Assets	$4,083,401,503	$9,664,077	$—	$4,093,065,580

Liabilities
Interest Rate Swap Contracts.	$—	$526,491	$—	$526,491

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$18,367,914	$—	$—	$18,367,914
Master Limited Partnerships(a)	2,067,905,227	4,910,710	—	2,072,815,937
Short-Term Investment(b)	78,431	—	—	78,431
Total Assets	$2,086,351,572	$4,910,710	$—	$2,091,262,282

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Notes to Financial Statements (unaudited) (continued)

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$291,493,328	$—	$—	$291,493,328
Master Limited Partnerships and
Related Companies(a)	120,389,128	983,270	—	121,372,398
Short-Term Investment(b)	64,929	—	—	64,929
Total Assets	$411,947,385	$983,270	$—	$412,930,655

Liabilities
Written Call Options	$196,578	$—	$—	$196,578

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$134,024,007	$—	$134,024,007
Common Stock(a)	45,091,720	—	—	45,091,720
Master Limited Partnerships and
Related Companies(a)	72,338,392	593,797	—	72,932,189
Short-Term Investment(b)	33,299	—	—	33,299
Total Assets	$117,463,411	$134,617,804	$—	$252,081,215

Liabilities
Interest Rate Swap Contracts	$—	$376,027	$—	$376,027

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

None of the Funds held any Level 3 securities during the period ended May 31, 2015. The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended May 31, 2015, TerraForm Power, Inc. common units held by TPZ in the amount of $4,054,700 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of TerraForm Power, Inc. There were no other transfers between levels for the Funds during the period ended May 31, 2015.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on information provided by each portfolio company. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Subsequent to November 30, 2014, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2013 through November 30, 2014 based on the 2014 tax reporting information received from the individual MLPs. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
NDP	$(165,388)	$(0.011)	$46,777	$0.003	$118,611	$0.008
TYG
Pre-tax	$3,880,737	$0.081	$(1,456,475)	$(0.030)	$(2,424,262)	$(0.051)
After-tax	$2,446,416	$0.051	$(918,162)	$(0.019)	$(1,528,254)	$(0.032)
NTG
Pre-tax	$8,304,362	$0.177	$(7,617,360)	$(0.162)	$(687,002)	$(0.015)
After-tax	$5,253,339	$0.112	$(4,818,742)	$(0.103)	$(434,597)	$(0.009)
TTP	$2,735	$0.000	$(2,735)	$(0.000)	$—	$—
TPZ	$353,170	$0.051	$(348,843)	$(0.050)	$(4,327)	$(0.001)

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2015 2nd Quarter Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

Subsequent to the period ended February 28, 2015, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2015 estimates, after considering the final allocations for 2014. These reclassifications amounted to:

	Increase in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
NDP	$3,277	$0.000	$(7,639)	$(0.001)	$4,362	$0.001
TYG
Pre-tax	$267,545	$0.006	$2,136,868	$0.044	$(2,404,413)	$(0.050)
After-tax	$168,660	$0.004	$1,347,082	$0.028	$(1,515,742)	$(0.032)
NTG
Pre-tax	$856,023	$0.018	$3,534,563	$0.075	$(4,390,586)	$(0.093)
After-tax	$541,520	$0.011	$2,235,965	$0.048	$(2,777,485)	$(0.059)
TTP	$14,792	$0.001	$(53,587)	$(0.005)	$38,795	$0.004
TPZ	$35,532	$0.005	$(57,043)	$(0.008)	$21,511	$0.003

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
TYG and NTG, as corporations, are each obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

NDP, TTP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, NDP, TTP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2015, the Funds had no uncertain tax positions and no penalties and interest were accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. Tax years since the year ended November 30, 2005 for TYG, since inception for NDP, NTG and TTP, and since the year ended November 30, 2011 for TPZ remain open to examination by federal and state tax authorities.

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, NDP, TTP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, NDP, TTP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2014 were characterized as follows:

	NDP*	TYG		NTG		TTP*		TPZ*
	Common	Common	Preferred	Common	Preferred	Common	Preferred	Common
Qualified dividend income	12%	100%	100%	92%	100%	1%	1%	7%
Ordinary dividend income	56%	—	—	—	—	—	—	58%
Return of capital	5%	—	—	8%	—	—	—	—
Long-term capital gain	27%	—	—	—	—	99%	99%	35%

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2015.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2015 for Series II Notes ($16,898), Series JJ Notes ($33,797) and Series KK Notes ($16,898) that were issued in December 2014, for Series LL Notes ($26,350), Series MM Notes ($39,275), Series NN Notes ($27,435) and Series OO Notes ($27,435) that were issued in April 2015, for MRP C Shares ($23,900) that were issued in the prior year and for additional amounts of MRP D Shares ($471,206) and MRP E Shares ($457,094) that were issued in December 2014.

TTP:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2015 for the Series E Notes ($25,779), Series F Notes ($15,467) and Series G Notes ($15,467) that were issued in December 2014.

There were no offering or debt issuance costs recorded during the period ended May 31, 2015 for NDP, NTG or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

NDP and TTP seek to provide current income from gains earned through an option strategy which normally consists of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

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Notes to Financial Statements (unaudited) (continued)

K. Recent Accounting Pronouncements
In April 2015, the FASB issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note shall be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2015 are as follows:

NDP —	1.10%, less a fee waiver of 0.15% during calendar year 2014 and 0.10% during calendar years 2015 and 2016.
TYG —	0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG —	0.95%, less a fee waiver of 0.10% during calendar year 2014 and 0.05% during calendar year 2015.
TTP —	1.10%, less a fee waiver of 0.15% during calendar year 2014, 0.10% during calendar year 2015, and 0.05% during calendar year 2016.
TPZ —	0.95%, less a fee waiver of 0.05% during calendar year 2014.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2015 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$2,462,195	$72,361,820
AMT credit	1,117,941	581,000
State of Kansas credit	4,055	—
	3,584,191	72,942,820
Deferred tax liabilities:
Basis reduction of investment in MLPs	265,888,997	145,742,817
Net unrealized gains on investment securities	649,729,153	231,634,388
	915,618,150	377,377,205
Total net deferred tax liability	$912,033,959	$304,434,385

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

At May 31, 2015, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax benefit for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized gains and unrealized losses on investments for the period ended May 31, 2015, as follows:

	TYG	NTG
Application of statutory income tax rate	$(73,762,775)	$(51,554,280)
State income taxes, net of federal tax effect	(4,130,715)	(2,562,985)
Permanent differences	1,832,855	211,416
Total income tax benefit	$(76,060,635)	$(53,905,849)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. For the period ended May 31, 2015, the components of income tax benefit for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$8,075,584	$—
State	717,374	—
Total current tax expense	8,792,958	—
Deferred tax benefit
Federal	(80,353,782)	(51,352,878)
State (net of federal tax effect)	(4,499,811)	(2,552,971)
Total deferred tax benefit	(84,853,593)	(53,905,849)
Total income tax benefit	$(76,060,635)	$(53,905,849)

TYG acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2014, TYG and NTG had net operating losses for federal income tax purposes of approximately $6,578,000 (from TYN) and $165,645,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2026 and 2027 for TYG and in the years ending November 30, 2031 through 2033 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes. The amount of deferred tax asset for net operating losses at May 31, 2015 includes amounts for the period from December 1, 2014 through May 31, 2015. As of November 30, 2014, AMT credits of $1,117,941 for TYG and $581,000 for NTG were available, which may be credited in the future against regular income tax. These credits may be carried forward indefinitely.

NDP, TTP and TPZ:
It is the intention of NDP, TTP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	NDP		TTP		TPZ
Unrealized appreciation (depreciation)	$(9,392,242)		$115,372,795		$77,416,294
Undistributed long-term capital gain	—		2,429,495		9,165,389
Other temporary differences	(3,164,659)	*	(1,937,156)	*	(23,253)
Accumulated earnings (deficit)	$(12,556,901)		$115,865,134		$86,558,430

*Other temporary differences primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

54	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

As of May 31, 2015, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	NDP	TYG	NTG	TTP	TPZ
Cost of investments	$367,681,170	$1,615,243,920	$1,064,106,034	$316,964,136	$184,182,830
Gross unrealized appreciation of investments	$48,471,474	$2,477,826,911	$1,027,164,838	$109,962,638	$69,985,432
Gross unrealized depreciation of investments	(39,711,791)	(5,251)	(8,590)	(13,996,119)	(2,087,047)
Net unrealized appreciation of investments	$8,759,683	$2,477,821,660	$1,027,156,248	$95,966,519	$67,898,385

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Shell Midstream Partners, L.P. was $46.91 on May 12, 2015, the date of the purchase agreement and the date an enforceable right to acquire the restricted Shell Midstream Partners, L.P. units was obtained by each Fund. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2015.

NDP:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Shell Midstream Partners, L.P.	21,139	05/18/15	$824,421	$902,847	0.3%

TYG:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Shell Midstream Partners, L.P.	226,272	05/18/15	$8,824,608	$9,664,077	0.4%

NTG:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Shell Midstream Partners, L.P.	114,978	05/18/15	$4,484,142	$4,910,710	0.4%

TTP:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Shell Midstream Partners, L.P.	23,022	05/18/15	$897,858	$983,270	0.3%

TPZ:
					Fair Value
	Principal Amount/				as Percent
Investment Security	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020*	$2,000,000	05/19/15	$1,996,400	$2,015,896	1.0%
DCP Midstream LLC,
9.750%, 03/15/2019*	$3,000,000	08/07/09-08/16/12	3,674,870	3,497,430	1.7
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	$3,000,000	11/30/11	3,180,330	3,525,339	1.7
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	$2,000,000	11/18/11-12/05/11	2,074,420	2,323,402	1.2
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	$1,500,000	07/08/10-01/04/11	1,551,220	1,677,480	0.8
Gibson Energy Inc.,
6.750%, 07/15/2021*	$4,500,000	06/26/13-07/01/13	4,459,760	4,680,000	2.3
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	$6,000,000	09/09/09-03/02/10	6,055,570	6,487,500	3.2
NRG Yield Operating LLC,
5.375%, 08/15/2024*	$2,500,000	07/31/14	2,530,000	2,575,000	1.3
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	$1,500,000	09/17/12	1,616,250	1,654,422	0.8
Shell Midstream Partners, L.P.	13,903	05/18/15	542,217	593,797	0.3

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

					Fair Value
	Principal Amount/				as Percent
Investment Security	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Source Gas, LLC,
5.900%, 04/01/2017*	$5,770,000	04/21/10	$5,544,521	$6,133,781	3.0%
Southern Star Central Corp.,
5.125%, 07/15/2022*	$3,000,000	06/17/14	3,041,250	3,135,000	1.6
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016*	$2,000,000	08/24/09	1,970,000	2,077,412	1.0
			$38,236,808	$40,376,459	19.9%

*Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the period ended May 31, 2015, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	NDP	TYG	NTG	TTP	TPZ
Purchases	$32,200,174	$327,478,016	$218,913,367	$45,639,769	$33,072,248
Sales	$43,073,425	$318,835,519	$214,363,020	$52,368,159	$34,668,516

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2015 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the tables below are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series W	June 15, 2016	3.88%		Quarterly	$12,500,000	$12,911,836
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	32,257,546
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,285,748
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,263,767
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,630,305
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,465,707
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,313,484
Series Q	September 27, 2018	1.62	%(1)	Quarterly	10,000,000	10,000,000
Series EE	September 27, 2018	1.62	%(1)	Quarterly	5,000,000	5,000,000
Series U	April 17, 2019	1.62	%(2)	Quarterly	35,000,000	35,000,000
Series GG	April 17, 2019	1.62	%(2)	Quarterly	20,000,000	20,000,000
Series HH	September 9, 2019	1.56	%(3)	Quarterly	20,000,000	20,000,000
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,606,481
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,604,874
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,615,814
Series LL	June 14, 2020	1.47	%(4)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,750,572
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,626,913

56	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series R	January 22, 2022	3.77%		Semi-Annual	$25,000,000	$26,254,865
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,909,749
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,107,738
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,574,977
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,624,726
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,016,940
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,612,251
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,274,424
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,877,855
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,269,174
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,168,257
Series MM	June 14, 2025	1.52	%(5)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,435,114
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,194,760
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	29,499,799
					$545,000,000	$560,153,676

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from March 27, 2015 through June 27, 2015. The weighted-average interest rate for the period ended May 31, 2015 was 1.61%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from April 17, 2015 through July 17, 2015. The weighted-average interest rate for the period ended May 31, 2015 was 1.60%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from March 9, 2015 through June 9, 2015. The weighted-average interest rate for the period ended May 31, 2015 was 1.55%.
(4)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from April 2, 2015 (date of issuance) through June 15, 2015. The weighted-average interest rate from April 2, 2015 (date of issuance) through May 31, 2015 was 1.47%.
(5)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from April 2, 2015 (date of issuance) through June 15, 2015. The weighted-average interest rate from April 2, 2015 (date of issuance) through May 31, 2015 was 1.52%.

During the period ended May 31, 2015, TYG issued Notes with an aggregate principal amount of $150,000,000. Series II Notes ($10,000,000), Series JJ Notes ($20,000,000) and Series KK Notes ($10,000,000) were each issued on December 18, 2014. Series LL Notes ($20,000,000) and Series MM Notes ($30,000,000) were each issued on April 2, 2015. Series NN Notes ($30,000,000) and Series OO Notes ($30,000,000) were each issued on April 9, 2015. TYG’s Series V Notes with a notional amount of $39,400,000 and a fixed interest rate of 6.07% were paid in full upon maturity on December 21, 2014. TYG’s Series E Notes with a notional amount of $110,000,000 and a fixed interest rate of 6.11% were paid in full upon maturity on April 10, 2015.

NTG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,398,362
Series E	December 15, 2015	1.97	%(1)	Quarterly	25,000,000	25,000,000
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	59,789,938
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,190,526
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,630,305
Series H	April 17, 2019	1.62	%(2)	Quarterly	45,000,000	45,000,000
Series K	September 9, 2019	1.56	%(3)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	120,783,113
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,273,339
					$348,000,000	$362,065,583

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70%. The current rate is effective for the period from March 15, 2015 through June 15, 2015. The weighted-average rate for the period ended May 31, 2015 was 1.95%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from April 17, 2015 through July 17, 2015. The weighted-average rate for the period ended May 31, 2015 was 1.60%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from March 9, 2015 through June 9, 2015. The weighted-average rate for the period ended May 31, 2015 was 1.55%.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

TTP:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series A	December 15, 2016	2.02	%(1)	Quarterly	$10,000,000	$10,000,000
Series C	December 15, 2018	3.49%		Quarterly	6,000,000	6,265,756
Series E	December 12, 2019	1.27	%(2)	Quarterly	10,000,000	10,000,000
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,042,040
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	17,035,759
Series G	December 12, 2022	1.32	%(3)	Quarterly	6,000,000	6,000,000
					$54,000,000	$55,343,555

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.75%. The current rate is effective for the period from March 15, 2015 through June 15, 2015. The weighted-average interest rate for the period ended May 31, 2015 was 2.00%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.00%. The current rate is effective for the period from March 12, 2015 through June 12, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through May 31, 2015 was 1.25%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from March 12, 2015 through June 12, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through May 31, 2015 was 1.30%.

During the period ended May 31, 2015, TTP issued Notes with an aggregate principal amount of $22,000,000. Series E Notes ($10,000,000), Series F Notes ($6,000,000) and Series G Notes ($6,000,000) were each issued on December 12, 2014. TTP’s Series B Notes with a notional amount of $17,000,000 and a fixed interest rate of 2.50% were paid in full upon maturity on December 15, 2014.

9. Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2015. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2015 is included below. At May 31, 2015, the estimated fair value of the TYG MRP B and TYG MRP C Stock are based on the closing market price per share of $10.031 and $10.300, respectively and are Level 1 valuations within the fair value hierarchy. The estimated fair value of the TYG MRP D Stock, TYG MRP E Stock, as well as each series of NTG MRP Stock and TTP MRP Stock, was calculated for disclosure purposes by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of the TYG MRP D Stock, TYG MRP E Stock, NTG MRP Stock and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 29,500,000 shares of MRP Stock outstanding at May 31, 2015. TYG issued an additional 3,600,000 shares of MRP D Stock and an additional 3,500,000 shares of MRP E Stock on December 17, 2014. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The MRP B Stock and MRP C Stock pay cash distributions on the first business day of each month and trade on the NYSE under the symbol “TYG Pr B” and “TYG Pr C”, respectively. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The MRP D Stock and MRP E Stock are not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.950%	5,000,000	$50,000,000	$51,500,000
MRP D Stock	December 17, 2021	4.010%	8,500,000	85,000,000	87,872,781
MRP E Stock	December 17, 2024	4.340%	8,000,000	80,000,000	84,015,551
MRP B Stock	December 31, 2027	4.375%	8,000,000	80,000,000	80,248,000
			29,500,000	$295,000,000	$303,636,332

58	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG. The MRP B Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share. The MRP C Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after May 1, 2015 at the liquidation preference amount of $10.00 per share. The MRP D and MRP E Stock may be redeemed prior to maturity, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 3,600,000 shares of MRP Stock outstanding at May 31, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2015	3.69%	1,000,000	$25,000,000	$25,436,267
Series B	December 15, 2017	4.33%	2,600,000	65,000,000	68,244,701
			3,600,000	$90,000,000	$93,680,968

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at May 31, 2015. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$ 16,000,000	$ 16,839,074

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period ended May 31, 2015, as well as the principal balance and interest rate in effect at May 31, 2015 for each of the Funds’ credit facilities:

	NDP	TYG	TYG	NTG	TTP	TPZ
	BNP Paribas Prime			Bank of America,	The Bank of Nova	BNP Paribas Prime
Lending syndicate agent	Brokerage, Inc.	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia	Brokerage, Inc.
		Unsecured,	Unsecured,	Unsecured,	Unsecured,
	Revolving margin	revolving credit	revolving credit	revolving credit	revolving credit	Revolving margin
Type of facility	loan	facility	facility	facility	facility	loan
Borrowing capacity	$85,000,000	$157,500,000	$100,000,000	$107,000,000	$30,000,000	$65,000,000
	270-day rolling					270-day rolling
Maturity date	evergreen	June 15, 2015	June 23, 2016	June 15, 2015	June 15, 2015	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 0.80%	plus 1.125%	plus 1.20%	plus 1.125%	plus 1.125%	plus 0.80%
Non-usage fee	N/A	0.15%	0.15%*	0.15%	0.15%	N/A
For the period ended
May 31, 2015:
Average principal balance	$58,700,000	$79,100,000	$59,900,000	$71,800,000	$18,400,000	$47,600,000
Average interest rate	0.97%	1.30%	1.37%	1.30%	1.30%	0.97%
As of May 31, 2015:
Principal balance outstanding	$61,400,000	$100,700,000	$60,000,000	$74,700,000	$19,900,000	$50,400,000
Interest rate	0.98%	1.31%	1.38%	1.31%	1.31%	0.98%

* Non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2015, each Fund was in compliance with the terms of their credit facilities.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ), the net asset value declining 50% during a span of 12 months, or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of May 31, 2015, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(50,129)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(105,132)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(371,230)
		$20,000,000			$(526,491)

On February 24, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $357,090 upon termination of the contracts. On March 9, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $242,434 upon termination of the contracts. On March 23, 2015, TYG terminated $27,500,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $1,922,311 upon termination of the contracts. On March 26, 2015, TYG terminated $45,900,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $2,168,227 upon termination of the contracts.

Details of the interest rate swap contracts outstanding for TPZ as of May 31, 2015, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(14,131)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(31,620)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(138,096)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(151,430)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	46,674
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(87,424)
		$26,000,000			$(376,027)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period ended May 31, 2015 was approximately $84,300,000 and $26,000,000, respectively.

60	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at May 31, 2015:

Gross Amounts Not Offset in the
Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of Assets
		Offset in the	Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$46,674	$(46,674)	$—	$ —	$ —	$—

Gross Amounts Not Offset in the
Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$526,491	$—	$526,491	$ —	$ —	$526,491
TPZ: Interest Rate Swap Contracts	$422,701	$(46,674)	$376,027	$ —	$ —	$376,027

Written Call Options
Transactions in written option contracts for NDP and TTP for the period ended May 31, 2015, are as follows:

	NDP		TTP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2014	37,829	$1,600,265	8,937	$437,356
Options written	263,434	11,439,939	49,196	2,732,704
Options closed*	(231,158)	(10,103,168)	(43,448)	(2,351,879)
Options exercised	(3,432)	(166,048)	(1,897)	(127,422)
Options expired	(23,871)	(921,996)	(4,950)	(268,016)
Options outstanding at May 31, 2015	42,802	$1,848,992	7,838	$422,743

*	The aggregate cost of closing written option contracts was $10,685,426 for NDP and $2,387,890 for TTP, resulting in net realized losses of $582,258 and $36,011 for NDP and TTP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets & Liabilities at May 31, 2015:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
NDP: Written equity call options	Options written, at fair value	$927,072
TYG: Interest rate swap contracts	Interest rate swap contracts	$526,491
TTP: Written equity call options	Options written, at fair value	$196,578
TPZ: Interest rate swap contracts	Interest rate swap contracts	$376,027

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2015:

			Net Unrealized Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation) of
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
NDP: Written equity call options	Options	$339,738	$(308,528)
TYG: Interest rate swap contracts	Interest rate swaps	$(4,872,255)	$2,212,315
TTP: Written equity call options	Options	$232,005	$(119,922)
TPZ: Interest rate swap contracts	Interest rate swaps	$(187,569)	$(20,315)

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

12. Subsequent Events

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TYG:
On June 15, 2015, TYG entered into an amendment to its credit facility with U.S. Bank, N.A. that extends the credit facility through June 13, 2017. The terms of the amendment provide for an unsecured revolving credit facility of $157,500,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
On June 15, 2015, NTG entered into an amendment to its credit facility that extends the credit facility through June 13, 2017. The terms of the amendment provide for an unsecured revolving credit facility of $117,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

On June 25, 2015, NTG announced a modification to a non-fundamental investment policy that reduces the minimum amount it invests in equity securities of natural gas infrastructure MLPs from at least 70% of its total assets to at least 50%.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
On June 15, 2015, TTP’s existing credit facility matured and was replaced by an unsecured 364-day rolling evergreen credit facility with Scotia Bank, N.A. The terms of the agreement provide for a $35,000,000 facility and allows for the interest rate on outstanding balances to be fixed at the option of TTP. Outstanding variable rate loan balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent. Unused portions of the credit facility not represented by fixed or variable rate loans will accrue a non-usage fee equal to an annual rate of 0.15 percent.

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TPZ:
On June 30, 2015, TPZ paid a distribution in the amount of $0.1375 per common share, for a total of $955,808. Of this total, the dividend reinvestment amounted to $43,556.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

62	Tortoise Capital Advisors

2015 2nd Quarter Report | May 31, 2015

Additional Information (unaudited)

Stockholder Proxy Voting Results
The annual meeting of stockholders for each Fund was held on May 18, 2015. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows:

1. To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

Charles E. Heath	NDP	TYG	NTG	TTP	TPZ
Affirmative	11,382,849	21,978,343	3,000,000	520,000	4,676,041
Withheld	162,261	116,943	—	—	43,644
TOTAL	11,545,110	22,095,286	3,000,000	520,000	4,719,685

Rand C. Berney	NDP	TYG	NTG	TTP	TPZ
Affirmative	11,395,745	60,141,382	39,722,954	7,180,335	4,678,571
Withheld	149,365	717,506	831,438	147,287	41,114
TOTAL	11,545,110	60,858,888	40,554,392	7,327,622	4,719,685

Each of H. Kevin Birzer and Alexandra Herger continued as a director with a term expiring on the date of the 2016 annual meeting of stockholders. Each of Conrad S. Ciccotello and Terry C. Matlack continued as a director with a term expiring on the date of the 2017 annual meeting of stockholders.

2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2015.

	NDP	TYG	NTG	TTP	TPZ
Affirmative	11,471,863	60,254,956	40,170,917	7,279,684	4,683,234
Against	54,620	213,065	178,715	30,424	19,539
Abstain	18,627	390,867	204,762	17,514	16,912
TOTAL	11,545,110	60,858,888	40,554,394	7,327,622	4,719,685

Based upon votes required for approval, each of these matters passed.

Tortoise Capital Advisors	63

Additional Information (unaudited) (continued)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2015, the aggregate compensation paid by the Funds to the independent directors was as follows:

NDP	$55,500
TYG	$148,000
NTG	$105,500
TTP	$55,500
TPZ	$43,000

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available on the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

64	Tortoise Capital Advisors

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Independence Fund, Inc.
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: NDP, TYG, NTG, TTP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, Zachary A. Hamel, Kenneth P. Malvey, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr., all of whom are Managing Directors of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. Biographical and other information about each member that has joined the Adviser’s investment committee since the most recent annual report on Form N-CSR is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens (Born 1975)	President since June 30, 2015

Investment Analyst of the Adviser from 2008 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2015; Member of the Investment Committee of the Adviser and President of each of the company and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) since June 30, 2015. CFA designation since 2006.

James R. Mick (Born 1975)	N/A

Research Analyst of the Adviser from 2006 to 2011; Investment Analyst of the Adviser from 2011 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser since June 30, 2015. CFA designation since 2010.

Matthew G.P. Sallee (Born 1978)	N/A

Research Analyst of the Adviser from 2005 to 2009; Investment Analyst of the Adviser from 2009 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser and President of each of Tortoise Energy Infrastructure Corp. (“TYG”) and Tortoise MLP Fund, Inc. (“NTG”) since June 30, 2015. CFA designation since 2009.

Robert J. Thummel, Jr. (Born 1972)	N/A

Investment Analyst of the Adviser from 2004 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; President of Tortoise North American Energy Corporation (“TYN”) from 2008 until its merger into TYG effective June 23, 2014; Member of the Investment Committee of the Adviser and President of Tortoise Energy Independence Fund, Inc. (“NDP”) since June 30, 2015.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TPZ, NTG, TYG and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers that have joined the Adviser’s investment committee since the most recent annual report on Form N-CSR as of June 30, 2015:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Brian A. Kessens
Registered investment companies	11	$9,612,066,658	0	—
Other pooled investment vehicles	13	$421,226,973	1	$9,624,907
Other accounts	986	$6,582,068,241	0	—
James R. Mick
Registered investment companies	11	$9,612,066,658	0	—
Other pooled investment vehicles	13	$421,226,973	1	$9,624,907
Other accounts	986	$6,582,068,241	0	—
Matthew G.P. Sallee
Registered investment companies	11	$9,612,066,658	0	—
Other pooled investment vehicles	13	$421,226,973	1	$9,624,907
Other accounts	986	$6,582,068,241	0	—
Robert J. Thummel, Jr.
Registered investment companies	11	$9,612,066,658	0	—
Other pooled investment vehicles	13	$421,226,973	1	$9,624,907
Other accounts	986	$6,582,068,241	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Kessens, Mick, Sallee and Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Kessens, Mick, Sallee and Thummel has a services agreement with the Adviser and receives a base guaranteed payment from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Kessens, Mick, Sallee and Thummel are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Kessens, Mick, Sallee and Thummel own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers that have joined the Adviser’s investment committee since the most recent annual report on Form N-CSR as of June 30, 2015:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Brian A. Kessens	$1 - $10,000
James R. Mick	None
Matthew G.P. Sallee	None
Robert J. Thummel, Jr.	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
12/1/14-12/31/14
Month #2	0	0	0	0
1/1/15-1/31/15
Month #3	0	0	0	0
2/1/15-2/28/15
Month #4	0	0	0	0
3/1/15-3/31/15
Month #5	0	0	0	0
4/1/15-4/30/15
Month #6	0	0	0	0
5/1/15-5/31/15
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to the Registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated September 12, 20111.

____________________

1 The Registrant has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common shares as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Registrant to make the disclosures to the holders of the Registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Registrant is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Pipeline & Energy Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date July 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date July 21, 2015

By (Signature and Title)	/s/ Brent Behrens
Brent Behrens, Principal Financial Officer and Treasurer

Date July 21, 2015